UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GENCO SHIPPING & TRADING LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Genco Shipping & Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171
(646) 443-8550

April 24, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders, which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY at 10:00 a.m. on Wednesday, May 17, 2017.  Your Board of Directors looks forward to greeting those shareholders that are able to attend.  On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

At the Annual Meeting, you will be asked to (i) elect nine Directors; (ii) approve an amendment to our 2015 Equity Incentive Plan to increase the number of shares of our common stock available for awards under the plan to 2,750,000 shares; and (iii) ratify the appointment of Deloitte & Touche LLP as the company’s auditors for the fiscal year ending December 31, 2017. Your Board of Directors recommends that you vote your shares “FOR” proposals (i), (ii) and (iii).  These proposals are more fully described in the accompanying proxy statement.

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented.  Please vote your shares using the internet or a toll-free telephone number, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card and you will receive in response to your request.  Instructions on using each of these voting methods are outlined in the proxy statement. Your cooperation will ensure that your shares are voted.

Thank you for your continued support.

Sincerely,

Arthur L. Regan
Interim Executive Chairman

Genco Shipping & Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 17, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Genco Shipping & Trading Limited, a Marshall Islands corporation (“Genco”), will be held on May 17, 2017 at 10:00 a.m.(local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY  for the following purposes:

1.	To elect the nine directors named in the proxy statement to the Board of Directors of Genco;

2.	To approve an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock available for awards under the plan to 2,750,000 shares;

3.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2017; and

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Shareholders of record at the close of business on March 20, 2017 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting.  Shareholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE VOTE BY TELEPHONE, INTERNET, OR BY MAIL.  PLEASE REFER TO THE ENCLOSED PROXY FOR INFORMATION ON HOW TO VOTE BY TELEPHONE OR INTERNET.  IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

John C. Wobensmith
President and Chief Executive Officer
New York, New York
April 24, 2017

Genco Shipping & Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171
(646) 443-8550

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 17, 2017

This proxy statement is furnished to shareholders of Genco Shipping & Trading Limited (“Genco” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Genco (the “Board”) for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY, on May 17, 2017 at 10:00 a.m., and at any adjournment or postponement thereof.

This proxy statement, the accompanying form of proxy and the Notice of Internet Availability are first being mailed to shareholders on or about April 28, 2017.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

The Board has fixed the close of business on March 20, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.  As of March 20, 2017, Genco had issued and outstanding 34,416,305 shares of common stock. The common stock comprises all of Genco’s issued and outstanding voting stock.

Revocability and Voting of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to John C. Wobensmith, Secretary of Genco, stating that the proxy is revoked;
•	by submitting another proxy with a later date; or
•	by attending the Annual Meeting and voting in person.

Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder’s beneficial ownership of the shares.

All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy.

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted “FOR” the election of such nominee and “FOR” the approval of each proposal.  If you indicate a choice with respect to any matter to be acted upon when voting via the Internet (or by telephone or on your returned proxy card) and you do not validly revoke it, your shares will be voted in accordance with your instructions. If you do not vote via the Internet or by telephone, or sign, date and return a proxy card, you must attend the annual meeting in person in order to vote.

If you hold your shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide specific voting instructions. Banks and brokers have the authority under New York Stock Exchange (“NYSE”) rules to vote shares for which their customers do not provide voting instructions on routine matters. The proposal to ratify the appointment of our independent auditors is a routine matter that is considered a “discretionary” item under NYSE rules. This means that banks and brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least ten days before the date of the annual meeting.

The proposals to elect directors and to approve an amendment to the company’s 2015 Equity Incentive Plan to increase the number of shares of common stock available for awards under the plan to 2,750,000 shares are non-routine matters for which brokers do not have discretionary voting power and for which specific instructions from beneficial owners are required. As a result, brokers are not allowed to vote on either of these proposals on behalf of beneficial owners if such owners do not return specific voting instructions.

Voting at the Annual Meeting

Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of directors. Cumulative voting by shareholders is not permitted.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

	Proposal	Vote Required	Effect of Abstentions	Effect of Broker “Non-Votes”

1.	Election of Directors	Plurality of votes cast	No effect	No effect

2.	Amendment to 2015 Equity Incentive Plan	Affirmative vote of a majority of the common shares represented and entitled to vote	Same effect as a vote “against”	No effect

3.	Ratification of Appointment of Independent Auditors	Affirmative vote of a majority of the common shares represented and entitled to vote	Same effect as a vote “against”	No effect

For directions to be able to attend the meeting and vote in person, please contact us by sending an e-mail to finance@gencoshipping.com.

Solicitation

We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting.   We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners.  Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held May 17, 2017.

Our Proxy Statement and Annual Report to Shareholders are
available at www.proxyvote.com.

Your vote is important. Thank you for voting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Under Genco’s Certificate of Incorporation, as amended, all members of the Board of Directors currently have terms expiring at the 2017 Annual Meeting.  The Board of Directors has nominated Kathleen C. Haines, as well as the directors currently serving on the Board of Directors (other than Eugene I. Davis, who has announced his intention not to stand for re-election), Arthur L. Regan, John Brantl, James G. Dolphin, Kevin Mahony, Christoph Majeske, Basil G. Mavroleon, Jason Scheir and Bao D. Truong, for election or re-election to serve as directors of the Company for a one-year term until the 2018 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal.  Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION (ITEM 1 ON THE ENCLOSED PROXY CARD) OF THE NOMINEES AS  DIRECTORS.

Nominee Information

The following table sets forth information regarding the nominees for election or re-election as directors:

Name	Age	Position

Arthur L. Regan	53	Director
John Brantl	33	Director
James G. Dolphin	48	Director
Kathleen C. Haines	62	Director
Kevin Mahony	29	Director
Christoph Majeske	37	Director
Basil G. Mavroleon	68	Director
Jason Scheir	36	Director
Bao D. Truong	42	Director

Arthur L. Regan has served as a director of Genco since February 17, 2016 and was named Interim Executive Chairman of the Board on October 13, 2016.  Mr. Regan is currently an Operating Partner with Apollo Investment Consulting LLC. Since 2010, Mr. Regan has been the President, Chief Executive Officer and a Director of Principal Maritime Management, LLC, a wholly owned portfolio company of Apollo Global Management, LLC (“Apollo”), which has directly managed and advised Apollo on investments across the shipping industry.  Affiliates of Apollo beneficially own a significant percentage of the Company’s common stock.  From 2010 to 2015, Mr. Regan was President, Chief Executive Officer, and a Director of Veritable Maritime Holdings LLC, an international shipowning entity funded principally by affiliates of Apollo.  Mr. Regan has more than 30 years of experience in the shipping industry in executive roles, including as President and Chief Executive Officer of Arlington Tankers Ltd. from 2004 to 2008, which was listed on the New York Stock Exchange. Mr. Regan is a graduate of the State University of New York Maritime College at Fort Schuyler with a Bachelor of Science degree in Marine Transportation and Management. Mr. Regan began his shipping career sailing as an officer on merchant tankers and dry bulk vessels for over ten years, completing his sea service as Master Mariner. He is currently a Member of the North American Panel Committee of the Classification Society DNV-GL.  As a result of these and other professional experiences, Genco believes Mr. Regan possesses knowledge and experience regarding general business, finance, and the shipping industry that strengthen the Board’s collective qualifications, skills and experience.  Mr. Regan was recommended to serve on the Board by Apollo.

John Brantl has served as a director of Genco since October 24, 2016.  Mr. Brantl is a Managing Director at Strategic Value Partners, LLC (“SVP”), which he joined in 2006.  SVP and its affiliates beneficially own a significant percentage of the Company’s common stock.  From 2005 to 2006, Mr. Brantl was an investment banking analyst in Goldman, Sachs & Co.’s Financial Institutions Group.  Mr. Brantl received an AB in Economics from Princeton University in 2005.  Based in London, Mr. Brantl serves on the Board of Directors of Cory Environmental and as a member of the Advisory Board of APCOA PARKING Holdings GmbH. As a result of these and other professional experiences, the Company believes Mr. Brantl possesses knowledge and experience regarding general business and finance that strengthen the Board’s collective qualifications, skills and experience.  Furthermore, given Mr. Brantl’s relationship with SVP, Genco believes he provides the Board with the perspective of a significant stockholder.  Mr. Brantl was recommended to serve on the Board by SVP.

James G. Dolphin has served as a director of Genco since July 21, 2014. Mr. Dolphin has served as the Managing Director and President of AMA Capital Partners, LLC, since 2001. AMA is a leading shipping and offshore merchant bank and advisor. Prior to joining AMA, Mr. Dolphin served as a Principal of Booz Allen Hamilton, serving as the leader of their commercial freight management consultancy practice. Mr. Dolphin also served as a Transportation Executive with First National Bank of Maryland. Mr. Dolphin served as a member of the Board of Directors of Remedial Cayman Limited from 2010 to 2014. Mr. Dolphin received his B.A. in Economics and Managerial Studies from Rice University. As a result of these and other professional experiences, Genco believes Mr. Dolphin possesses knowledge and experience regarding the shipping industry, ship finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.

Kathleen C. Haines has served as Chief Financial Officer and Treasurer of Heidmar Inc. (“Heidmar”), a privately held company which commercially manages a fleet of oil tankers, since September 2012. She is also a member of the Executive Committee of Heidmar, which is responsible for strategy of the Company as well as marketing efforts.  Prior to joining Heidmar in 2012, Ms. Haines was the Principal of Holbridge Capital Advisors, a financial consulting firm specializing in the maritime industry.  During 2010 she served as the Chief Financial Officer of Asia Pacific Carriers, based in Hong Kong.  From May 2007 to May 2008, she was the Chief Executive Officer of the transition company created following the sale of OMI Corporation, a U.S.-based NYSE-listed international shipping company.  Ms. Haines served as the Chief Financial Officer of OMI Corporation from 1998 until its sale.  Ms. Haines was a board member of OSG America LLC from 2007 until it was reacquired by its parent company in 2009 and served as Chairman of the Audit Committee and a member of the Conflicts Committee.  She currently serves on the Board of Trustees of the Seamen’s Church Institute as Audit Chair and a Member of the Executive Committee and is a member of the Finance and Endowment Committee as well as the Strategic Planning and Governance/Nominating Committees.  She is active in numerous professional associations, including the American Institute of Certified Public Accountants, and is the Treasurer and a founding board member of the U.S. affiliate of Women’s International Shipping and Trading Association.  Ms. Haines also served on the Board of the New York Maritime Association.  Ms. Haines holds a Bachelor of Arts degree in Accounting from Texas Tech University and is a controllership graduate from the University of Wisconsin, School of Bank Administration.  As a result of these and other professional experiences, Genco believes Ms. Haines possesses knowledge and experience regarding the shipping industry, finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.

Kevin Mahony has served as a director of Genco since September 16, 2015. Mr. Mahony is a Principal at Centerbridge Partners, L.P. (“Centerbridge”), which he joined in July 2014. Prior to joining Centerbridge, Mr. Mahony was an Associate at Oaktree Capital Management in its Global Principal Group from 2012 to 2014 and an investment banking Analyst at Lazard in its Restructuring Group from 2010 to 2012. Mr. Mahony graduated with distinction from the University of Virginia with a B.S. in Commerce with concentrations in finance, management and a track in entrepreneurship and a B.A. in Art History. Mr. Mahony serves on the Board of Directors of Linn Energy, Inc.  As a result of these and other professional experiences, Genco believes Mr. Mahony possesses knowledge and experience regarding general business and finance that strengthen the Board’s collective qualifications, skills and experience. Furthermore, given Mr. Mahony’s relationship with Centerbridge, Genco believes he provides the Board with the perspective of a significant stockholder. Mr. Mahony was recommended to serve on the Board by Centerbridge.

Christoph Majeske has served as a director of Genco since January 4, 2017.  Mr. Majeske is a Director of SVP, which he joined in 2015.  Mr. Majeske is a member of the North American investment team with a focus on energy, shipping and industrials.  He also serves on the Board of Directors of Swift Energy Company, GSE Environmental and White Energy.  From 2006 to 2015, Mr. Majeske was a Vice President and Operating Executive of Cerberus Capital Management.  At Cerberus, Mr. Majeske executed private equity transactions and held various interim executive roles at portfolio companies, including Chief Financial Officer and Chief Restructuring Officer, in both North America and Europe across a range of industries.  From 2000 to 2006, Mr. Majeske was a member of the M&A Advisory team at PricewaterhouseCoopers.  He received a Bachelor of Business Administration in Finance, Accounting and Economics with High Distinction from the University of Michigan. As a result of these and other professional experiences, the Company believes Mr. Majeske possesses knowledge and experience regarding general business and finance that strengthen the Board’s collective qualifications, skills and experience.  Furthermore, given Mr. Majeske’s relationship with SVP, Genco believes he provides the Board with the perspective of a significant shareholder.  Mr. Majeske was recommended to serve on the Board by SVP.

Basil G. Mavroleon has served as a director of Genco since July 17, 2015. Mr. Mavroleon served as a director of Baltic Trading from March 15, 2010 until Baltic Trading’s merger with our Company on July 17, 2015.  Mr. Mavroleon also served as a director of our Company from July 27, 2005 to July 9, 2014.  Mr. Mavroleon has been employed in the shipping industry for the last 42 years. Since 1970, Mr. Mavroleon has worked at Charles R. Weber Company, Inc., one of the oldest and largest tanker brokerages and marine consultants in the United States.  Mr. Mavroleon was Managing Director of Charles R. Weber Company, Inc. for twenty-five years and held the position of Manager of the Projects Group thereafter for five years from January 2009 until April 2013.  Mr. Mavroleon also serves as Managing Director of WeberSeas (Hellas) S.A., a comprehensive sale and purchase, newbuilding, marine projects and ship finance brokerage based in Piraeus, Greece.  Since its inception in 2003 through its liquidation in December 2005, Mr. Mavroleon served as Chairman of Azimuth Fund Management (Jersey) Limited, a hedge fund that dealt with tanker freight forward agreements and derivatives.  Mr. Mavroleon is a member of the Baltic Exchange, is on the board of the Associate Membership Committee of Intertanko, a member of the Association of Ship Brokers and Agents, is on the advisory board of NAMMA (North American Maritime Ministry Association), is a director emeritus of NAMEPA (North American Marine Environmental Protection Association), and is Chairman of the New York World Scale Committee.  Mr. Mavroleon is a member of the Hellenic Chamber of Commerce, the Connecticut Maritime Association, NYMAR (New York Maritime Inc.), the Maritime Foundation Knowledge Center, honorary director of the Connecticut Maritime Association Education Foundation (CAMEF), and serves on the board of trustees of the Maritime Aquarium, Norwalk, CT.  Mr. Mavroleon was educated at Windham College, Putney, VT. As a result of these and other professional experiences, we believe Mr. Mavroleon possesses knowledge and experience regarding the shipping industry, ship finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.

Jason Scheir has served as a director of Genco since December 19, 2016.  Mr. Scheir is a Managing Director at Apollo.  He joined Apollo in 2008.  Mr. Scheir serves on the board of directors of Classic Party Rentals and has previously served as a director of MSEA Tankers, Northstar Services, Panolam Industries International, and Prime Marine.  Prior to joining Apollo, Mr. Scheir worked at Tailwind Capital, a middle market private equity firm. Prior to joining Tailwind, Mr. Scheir was a member of the Restructuring Group and Mergers & Acquisitions Group at Rothschild Inc. Mr. Scheir graduated magna cum laude from Cornell University with a BS in Applied Economics and received his MBA with honors from the University of Pennsylvania's Wharton School.  As a result of these and other professional experiences, the Company believes Mr. Scheir possesses knowledge and experience regarding general business and finance that strengthen the Board’s collective qualifications, skills and experience.  Furthermore, given Mr. Scheir’s relationship with Apollo, Genco believes he provides the Board with the perspective of a significant stockholder.  Mr. Scheir was recommended to serve on the Board by Apollo.

Bao D. Truong has served as a director of Genco since July 21, 2014. Mr. Truong is a Senior Managing Director at Centerbridge, which he joined in 2010. Prior to joining Centerbridge, Mr. Truong was a Managing Director and Partner in the credit business of Fortress Investment Group LLC. While at Fortress from 2004 to 2010, Mr. Truong was engaged principally in public market investments across the corporate capital structure, with a focus on distressed and special situations. Prior to his time at Fortress, Mr. Truong was a member of the distressed/high-yield research and trading business of Lehman Brothers Inc. Mr. Truong graduated magna cum laude from the University of Pennsylvania, where he was a Benjamin Franklin Scholar, with degrees in Finance (Wharton) and Computer Science & Engineering. He received his M.B.A. from Harvard Business School. Mr. Truong serves on the Board of Directors of Alinta Holdings. As a result of these and other professional experiences, Genco believes Mr. Truong possesses knowledge and experience regarding general business and finance that strengthen the Genco Board’s collective qualifications, skills and experience.  Furthermore, given Mr. Truong’s relationship with Centerbridge, Genco believes he provides the Board with the perspective of a significant stockholder.  Mr. Truong was recommended to serve on the Board by Centerbridge.

Corporate Governance

Governance Materials - All of the Company’s corporate governance materials, including the committee charters of the Board and the Company’s Corporate Governance Guidelines, are published on the Corporate Governance section of the Company’s website under “Investor” at www.gencoshipping.com.  These materials are also available in print to any shareholder upon request. The Board regularly reviews corporate governance developments and modifies its committee charters as warranted.  Any modifications are reflected on the Company’s website.

Director Independence—It is the Genco Board’s objective that a majority of the Genco Board consists of independent directors. For a director to be considered independent, the Genco Board must determine that the director does not have any material relationship with Genco. The Genco Board follows the criteria set forth in applicable NYSE listing standards to determine director independence. The Genco Board will consider all relevant facts and circumstances in making an independence determination.

All members of the Genco Audit, Compensation and Nominating and Corporate Governance Committees must be independent directors as defined by applicable NYSE listing standards. Members of the Genco Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Genco or any of its subsidiaries other than their director compensation.

The independent directors of Genco are Eugene I. Davis, John Brantl, James G. Dolphin, Christoph Majeske, Basil G. Mavroleon and Jason Scheir.  The Board has also determined that Kathleen C. Haines, who has been nominated to replaced Mr. Davis, is independent.  In determining that Mr. Mavroleon is independent, the Board considered that Mr. Mavroleon is an independent contractor of WeberSeas (Hellas) S.A. (“WeberSeas”), which has acted as a broker introducing potential buyers to Genco in connection with sales of certain of Genco’s vessels.  The Board deemed Mr. Mavroleon's relationship with WeberSeas not to be material, as Mr. Mavroleon did not receive any payment or other economic benefit from the any vessel sales and did not participate in the such vessel sales.  In determining that Messrs. Brantl, Majeske, and Scheir are independent, the Board considered that such individuals are employed by large shareholders whose affiliated entities made substantial investments in Genco during 2016.  The Board deemed these relationships not to be material, as none of these individuals are employed by or function as an executive officer of any such entity that invested in Genco.  The Board has determined that each of the members of the Audit, the Compensation and the Nominating and Corporate Governance Committees, respectively, are independent as defined in the applicable NYSE listing standards.

Code of Ethics—All directors, officers, employees and agents of Genco must act ethically at all times and in accordance with the policies comprising Genco’s code of ethics set forth in the its Code of Ethics. Under Genco’s Code of Ethics, the Genco Board will only grant waivers for a director or an executive officer in limited circumstances and where circumstances would support a waiver. Such waivers may only be made by the Audit Committee.

Genco’s Code of Ethics is available on Genco’s website at www.gencoshipping.com and is available in print to any shareholder upon request. Genco intends to provide any disclosures regarding the amendment or waiver of its Code of Ethics on its website.

Communicating Concerns to Directors—Shareholders or other interested parties may communicate directly with any individual director, with the Genco Board as a group, with the Chairman or other presiding director for the non-management directors, or with non-management directors as a group pursuant to Section 303A.03 of the NYSE’s Listed Company Manual. All of Genco’s directors other than Mr. Regan are currently non-management directors. All communications should be in writing and should be addressed to the intended recipient(s), c/o John C. Wobensmith, Secretary, 299 Park Avenue, 12th Floor, New York, New York 10171. Once the communication is received by the Secretary, the Secretary reviews the communication. Communications that comprise advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to Genco’s directors. Other communications are promptly forwarded to the addressee.

Board Meetings and Committees

During fiscal year 2016, there were 19 meetings of the Genco Board of Directors. A quorum of Directors was present, either in person or telephonically, for all of the meetings. Actions were also taken during the year by unanimous written consent of Genco’s directors. All directors attended at least 75% of the aggregate of the total number of meetings of the Genco Board of Directors and the total number of meetings of all Committees of the Genco Board of Directors on which they served. Genco encourages all directors to attend each annual meeting of shareholders.

Genco’s Audit Committee was comprised of Eugene Davis, James G. Dolphin and Michael J. Leffell during fiscal years 2016 until the resignation of Mr. Leffell and appointment of Arthur L. Regan to the Audit Committee on February 17, 2016.  On October 13, 2016, Mr. Regan resigned from the Audit Committee and Basil G. Mavroleon was appointed to the Audit Committee.  Mr. Davis is also a financial expert as defined under Item 401(h)(2) of Regulation S-K.  Ms. Haines, who is anticipated to join the Audit Committee, is also a financial expert as defined under Item 401(h)(2) of Regulation S-K.  All of these individuals qualify (or qualified) as independent directors under the listing requirements of the NYSE and are financially literate. Through its written charter, Genco’s Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor’s fees and recommending the engagement of the auditors to the full Board. During fiscal year 2016, Genco’s Audit Committee held nine meetings.

Genco’s Compensation Committee was comprised of Ian R. Ashby, Eugene Davis and Michael J. Leffell during fiscal year 2016 until the resignation of Messrs. Ashby and Leffell on February 17, 2016.  On April 27, 2016, Peter Kirchof and Arthur L. Regan were appointed to the Compensation Committee.On October 13, 2016, Mr. Regan resigned from the Compensation Committee, and no one was appointed to replace him at the time.  On October 24, 2016, Mr. Kirchof resigned and John Brantl was appointed to the Compensation Committee.  John Brantl resigned from the Compensation Committee on April 21, 2017, and Christoph Majeske was appointed to replace him.  Mr. Mavroleon was also appointed to the Compensation Committee on April 21, 2017.  Ms. Haines is anticipated to join the Compensation Committee.  All of these individuals qualify (or qualified) as independent directors under the listing requirements of the NYSE, and none of them is (or was) an employee of Genco.  Through its written charter, Genco’s Compensation Committee administers Genco’s equity incentive plans and other corporate benefits programs. Genco’s Compensation Committee also considers from time to time matters of compensation philosophy and competitive status, and also reviews, approves, or recommends executive officer bonuses, equity grants and other compensation. Genco’s Compensation Committee generally does not delegate its authority, although Genco’s officers are responsible for the day-to-day administration of Genco’s 2014 Management Incentive Plan and 2015 Equity Incentive Plan. Genco’s Compensation Committee’s primary processes for establishing and overseeing executive compensation can be found under “Compensation Discussion and Analysis” below. Directors’ compensation is established by the Genco Board of Directors upon the recommendation of Genco’s Compensation Committee. During fiscal year 2016, Genco’s Compensation Committee held two meetings.

Genco’s Nominating and Corporate Governance Committee was comprised of James G. Dolphin, Ian R. Ashby and Michael J. Leffell during fiscal year 2016 until the resignation of Messrs. Ashby and Leffell on February 17, 2016.  On April 18, 2016, Peter Kirchof and Basil G. Mavroleon were appointed to the Nominating and Corporate Governance Committee.  On October 24, 2016, Mr. Kirchof resigned, and no one was appointed to replace him on the Nominating and Corporate Governance Committee at the time.  On April 21, 2017, Christoph Majeske was appointed to the Nominating and Corporate Governance Committee.  All of these individuals qualify (or qualified) as independent directors under the listing requirements of the NYSE, and none of them is (or was) an employee of Genco. Through its written charter, the Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing Genco’s corporate governance guidelines. When a vacancy exists on the Board, or when the Board determines to add an additional director, the Nominating and Corporate Governance Committee seeks out appropriate candidates from various sources, which may include directors, officers, employees and others. The Committee may use consultants and search firms who may be paid fees for their assistance in identifying and evaluating candidates, but has not done so to date. The Committee does not have a set of minimum, specific qualifications that must be met by a candidate for director and will review the candidate’s background, experience and abilities, and the contributions the candidate can be expected to make to the collective functioning of the Board and the needs of the Board at the time. The Committee considers candidates based on materials provided, and will consider whether an interview is appropriate. The Committee will consider shareholder recommendations of director candidates, which should be sent to the attention of the corporate secretary at Genco headquarters, on the same basis. During fiscal year 2016, the Nominating and Corporate Governance Committee held five meetings.

As noted above, the Nominating and Corporate Governance Committee considers many factors when determining the eligibility of candidates for nomination to the Board. The Committee does not have a diversity policy; however, in the event of a vacancy, the Committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in meeting its mission.

Executive Sessions

Under the Corporate Governance Guidelines that Genco adopted to assure free and open discussion and communication among the non-management directors, the non-management directors will seek to meet at least annually and may meet as the non-management directors deem appropriate. In addition, if there are any non-management directors who are not independent directors, the independent directors shall meet in executive session at least once each year. The presiding director at any executive session with the non-management or independent directors will be the Chairman if the Chairman is present and is a non-management or independent director (as applicable) and will otherwise be selected by a majority of the non-management or independent directors (as applicable) present at the meeting. All of Genco’s directors other than Mr. Regan are currently non-management directors, and one executive session of independent directors was held in fiscal year 2016.

Board Leadership Structure

As noted above, Genco’s Board is currently comprised of six independent and three non-independent directors. Genco recognizes that different Board leadership structures may be appropriate for Genco during different periods of time and under different circumstances. Genco believes that its current Board leadership structure is suitable for Genco because it allows Genco to consider a broad range of opinions in the course of its Board deliberations, including those with knowledge of Genco’s day-to-day operations and business strategy, as well as those with an experienced independent viewpoint.

Genco’s Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. Genco’s Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of Genco and its shareholders at the time of such determination.

Genco’s Board has placed the responsibilities of Chairman with Mr. Regan as Interim Executive Chairman. Given Mr. Regan’s knowledge and experience regarding general business, finance, and the shipping industry, Genco believes his service as Chairman provides significant value to Genco and its shareholders. In addition, Genco’s Chairman contributes to developing Genco’s strategy in conjunction with the Chief Executive Officer; facilitating communication among the directors; organizing the meeting schedules and agendas of the Board; and presiding at Board and shareholder meetings.

Genco’s Corporate Governance Guidelines provide the flexibility for Genco’s Board to modify or continue Genco’s leadership structure in the future, as it deems appropriate.

Risk Oversight

Genco’s Board believes that oversight of Genco’s risk management efforts is the responsibility of the entire Board. It views risk management as an integral part of Genco’s strategic planning process. The subject of risk management is regularly discussed at Board meetings with Genco’s Chief Executive Officer and Chief Financial Officer. Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, Genco’s Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. Genco’s Nominating and Corporate Governance Committee oversees risk associated with Genco’s Corporate Governance Guidelines and Code of Ethics, including compliance with listing standards for independent directors, committee assignments and conflicts of interest. Genco’s Compensation Committee oversees the risk related to Genco’s executive compensation plans and arrangements.

MANAGEMENT
Executive Officers

The following tables set forth certain information with respect to the executive officers of Genco (other than Arthur L. Regan, for whom information is set forth above under the heading “Board of Directors”):

Name	Age	Position
John C. Wobensmith	47	President and Chief Executive Officer
Apostolos Zafolias	38	Chief Financial Officer
Joseph Adamo	54	Chief Accounting Officer

John C. Wobensmith has served as our President since December 19, 2014.  From April 2005 until his appointment as President, he served as our Chief Financial Officer and Principal Accounting Officer.  From 2010 until Baltic Trading’s merger with our Company on July 17, 2015, Mr. Wobensmith served as President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of Baltic Trading.  He was given the additional title of Chief Executive Officer of Genco on March 23, 2017.    He has also served as a director of Ultrapetrol (Bahamas) Limited, a marine transportation company, since March 2016.  Mr. Wobensmith has over 20 years of experience in the shipping industry.  Before becoming our Chief Financial Officer, Mr. Wobensmith served as a Senior Vice President with American Marine Advisors, Inc., an investment bank focused on the shipping industry. While at American Marine Advisors, Inc., Mr. Wobensmith was involved in mergers and acquisitions, equity fund management, debt placement and equity placement in the shipping industry. From 1993 through 2000, he worked in the international maritime lending group of The First National Bank of Maryland, serving as a Vice President from 1998. Mr. Wobensmith has a bachelors degree in economics from St. Mary’s College of Maryland.  He also was appointed by the Governor of Maryland and currently serves on the Board of Trustees and as Treasurer of the Board at St. Mary’s College of Maryland.  Mr. Wobensmith holds the Chartered Financial Analyst designation.

Apostolos Zafolias has served as Genco’s Chief Financial Officer since December 19, 2014. Mr. Zafolias has been employed with Genco since May 2005. Since July 2013, Mr. Zafolias has served as Genco’s Executive Vice President of Finance, playing an integral part in the execution of its finance strategy. Mr. Zafolias has approximately 12 years of experience in the shipping industry with a focus on mergers and acquisitions, commercial bank financing, debt and equity capital markets transactions, and SEC reporting. Before being appointed Executive Vice President of Finance, Mr. Zafolias held various finance leadership positions at Genco. He has a bachelor of science degree from Babson College and holds the Chartered Financial Analyst designation.

Joseph Adamo has served as Genco’s Chief Accounting Officer since December 19, 2014. Mr. Adamo has been employed with Genco since June 2005. Mr. Adamo’s initial position with Genco was Controller until April 2010, when he was promoted to Treasurer and Controller. Mr. Adamo is responsible for overseeing Genco’s accounting department, including certain filings with the SEC. Prior to joining Genco, Mr. Adamo was a turnaround consultant providing restructuring advisory services to distressed companies. Prior to that, Mr. Adamo served as Chief Financial Officer for two private companies. Mr. Adamo started his career in public accounting working for Price Waterhouse, currently PriceWaterhouseCoopers LLP. He has a bachelor’s degree in accounting from Pace University and is a licensed Certified Public Accountant.

As described above, Mr. Wobensmith serves as an executive officer of Genco.  On April 21, 2014, Genco and its subsidiaries other than Baltic Trading and its subsidiaries filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes Genco’s compensation program as it relates to its Interim Executive Chairman, Arthur L. Regan; its former Chairman, Peter C. Georgiopoulos; its President and Chief Executive Officer, John C. Wobensmith; its Chief Financial Officer, Apostolos D. Zafolias; and its Chief Accounting Officer, Joseph Adamo, all of whom Genco refers to together as Genco’s “named executives.” Mr. Georgiopoulos resigned as Chairman and a director of Genco on October 13, 2016. Prior to his resignation, Genco treated Mr. Georgiopoulos as an executive officer of Genco for securities laws purposes, although he was not an employee or a corporate officer and was not paid a salary. Messrs. Zafolias and Adamo assumed the roles of Chief Financial Officer and Chief Accounting Officer, respectively, on December 19, 2014 and were not named executives prior to such time.

Detailed compensation information for each of the named executives is presented in the tables following this discussion in accordance with SEC rules. All of the share numbers in this compensation discussion and analysis and the compensation tables below give effect to the 1-for-10 reverse stock split of Genco’s common stock that was effected on July 7, 2016.

How Compensation is Determined

Role of Compensation Committee.    Genco’s executive compensation program is overseen by Genco’s Compensation Committee. Genco’s Compensation Committee was comprised of Ian R. Ashby, Eugene Davis and Michael J. Leffell during fiscal year 2016 until the resignation of Messrs. Ashby and Leffell on February 17, 2016.  On April 27, 2016, Peter Kirchof and Arthur L. Regan were appointed to the Compensation Committee. On October 13, 2016, Mr. Regan resigned from the Compensation Committee and no one was appointed to replace him at the time.  On October 24, 2016, Mr. Kirchof resigned and John Brantl was appointed to the Compensation Committee. The Compensation Committee:

•	reviews, designs and recommends to Genco’s Board for approval and administers Genco’s compensation plans and policies;

•
reviews and approves the corporate goals and objectives relevant to the compensation of Genco’s executive officers, and evaluates corporate performance and the performance of each of Genco’s executives; and

•	recommends to Genco’s Board the compensation (cash and equity) of Genco’s executive officers and selected other executives.

Each year, Genco’s Compensation Committee evaluates each named executive to determine if changes in compensation are appropriate. As part of this process, Genco’s Compensation Committee reviews tally sheets and other summaries that include the following information, as applicable for each individual:

•	salary, bonus, and other cash compensation;

•	severance and change in control benefits;

•	prior grants of equity-based awards; and

•	the value of benefits and perquisites.

Role of Compensation Consultant.    In March 2016, Genco’s Compensation Committee retained Lyons, Benenson & Company Inc. (“LB&Co.”), an independent compensation consultant, to assist and advise Genco’s Compensation Committee with respect to several aspects of Genco’s executive compensation programs and corporate governance. The services that LB&Co. was retained for include:

•	Reviewing and advising Genco on its compensation philosophy, strategy and program;

•	Analyzing the appropriateness of the compensation comparator group;

•	Providing and analyzing competitive market compensation data;

•	Analyzing the effectiveness of the existing compensation programs and making recommendations, as appropriate;

•	Assisting in the negotiation of executive employment agreements, as applicable;

•
Providing advice and counsel on best practices in compensation and corporate governance, and keeping the company and Genco’s Compensation Committee apprised of trends, developments, legislation and regulations affecting executive and director compensation; and

•	Conducting a risk assessment of Genco’s incentive compensation programs and making recommendations, as appropriate.

Compensation Consultant Independence.    As required by rules adopted by the SEC under the Dodd-Frank Wall Street Reform And Consumer Protection Act, Genco’s Compensation Committee has considered the relevant factors (including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and has determined that LB&Co. is independent and has no conflicts of interest.

 Role of Management.    The Compensation Committee consults with Genco’s senior executives regarding their views on their compensation and the compensation of those who report to them directly or indirectly. However, Genco’s Compensation Committee makes the final recommendation to Genco’s Board with respect to each executive’s compensation. None of Genco’s named executives determines his own compensation.

Competitive Marketplace Assessment.    In order to assess the competitiveness of Genco’s executive compensation, Genco’s Compensation Committee reviews the compensation arrangements of executives at certain other publicly-traded drybulk and other shipping companies for which executive compensation information is publicly available.  The comparator group that Genco’s Compensation Committee currently uses comprises 11 such companies, listed below. The Compensation Committee believes the compensation information from the comparator group can be helpful, but recognizes that benchmarking data is not always definitive and can be subject to significant change from one year to the next. The Compensation Committee uses this information as a general frame of reference only and does not target Genco’s executive compensation to a specific percentile, instead using company and individual performance as the primary drivers of compensation levels. The Compensation Committee, assisted by LB&Co., reviews the compensation comparator group periodically.

Compensation Comparator Group

Blueknight Energy Partners, L.P.	International Seaways, Inc.
DHT Holdings, Inc.	Overseas Shipholding Group, Inc.
Matson, Inc.	Radiant Logistics, Inc.
Eagle Bulk Shipping Inc.	Rand Logistics, Inc.
Gener8 Maritime Inc.	Tronox Limited
Gulfmark Offshore, Inc.

Genco’s Compensation Philosophy

Genco’s executive compensation program is designed to attract, motivate and retain a talented team of executives who will enable Genco to compete successfully with other drybulk shipping companies. Genco seeks to accomplish this goal in a way that aligns Genco’s executives’ interests with those of its shareholders and encourages and rewards Genco’s executives for achievement of Genco’s annual and longer-term performance objectives.

Historically, in light of the cyclical nature of the shipping industry and the volatile and unpredictable markets in which Genco operates, Genco has not established specific performance targets for incentive compensation to Genco’s named executives, and compensation levels generally have not been determined through a benchmarking process. Instead, the compensation of Genco’s senior executives has been generally determined or recommended by Genco’s Compensation Committee, in its discretion, following a review of Genco’s performance and individual contributions to the prior year’s performance. In taking this approach, Genco’s Compensation Committee has historically sought to calibrate performance-based incentive compensation paid to retroactive performance assessments and potentially variable market conditions. The amount of compensation for each named executive has historically been determined retroactively, based on Genco’s Compensation Committee’s assessment of Genco’s performance, each named executive’s individual performance and contributions to improving shareholder value, and his or her level of responsibility and management experience. The factors affecting these compensation decisions for the named executives included:

•	key financial and statistical measurements;

•	the design and implementation of a finance strategy for Genco, including obtaining or renegotiating financing on favorable terms in a difficult market environment;

•	strategic objectives such as acquisitions, dispositions or joint ventures, including Genco’s ability to acquire and dispose of individual vessels on favorable terms; and

•	the achievement of operational goals for Genco or a particular area of responsibility for the named executive, such as operations or chartering.

Compensation Objectives

Genco’s compensation program is rooted in the principles inherent in “pay for performance” In particular, Genco has designed its compensation program to:

•	attract, motivate, retain and reward those executives and managers who have the necessary experience and subject-matter expertise to deliver sustained improvements in shareholder value;

•
compensate each executive and manager competitively based upon the scope and impact of his or her position as it relates to the success of Genco and on the potential of each employee to assume increasing responsibility within Genco; and

•
align the interests of Genco’s executives with those of Genco’s shareholders through the use of performance-based short- and long-term incentive awards tied to the achievement of corporate goals and objectives.

Elements Of Compensation

The compensation program for the named executives consists of three main elements:

•	Fixed compensation comprised of base salaries or, as was the case for Mr. Georgiopoulos, fees for his services;

•	Short-term (annual) incentives payable in cash on the basis of annual achievement; and

•	Long-term (equity) incentives.

The named executives (other than Mr. Georgiopoulos) are also eligible to participate in Genco’s health and other broad-based programs on the same basis as other U.S. employees and are eligible for paid time off and paid holidays.

Fixed Compensation

Base Salary and Chairman’s Fee.    Base salaries (or, as was the case for Mr. Georgiopoulos, fees for his services) for the named executives are determined as follows:

•	the breadth, scope and complexity of the functions performed by each named executive;

•	individual performance, skills, and experience;

•	the competitive labor market for the position; and

•	internal equity considerations.

Base salaries are reviewed annually, and may be adjusted to reflect:

•	merit increases in instances where individual performance, skills, and experience warrant such an adjustment;

•	promotions or significant changes in the scope of the position; or

•	market adjustments to reflect the competitive labor market for the position.

Variable Incentive Compensation

In support of Genco’s commitment to align compensation with demonstrated performance, a significant portion of the compensation paid to its named executives is incentive-based. Genco’s incentive compensation program has been designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executive with Genco’s shareholders and retain the executives through the term of the equity awards, which has historically been for three to four years. Historically, Genco’s Compensation Committee has made incentive compensation decisions based upon considerations of Genco’s financial results, the state of its operations and its strategic accomplishments during the year, and the accomplishments and contributions of its named executives at the end of Genco’s fiscal year. Following this assessment, variable incentive compensation, in the forms of cash and restricted stock, has been awarded to Genco’s named executives.

Cash Incentive Awards.    Genco’s Chief Executive Officer makes recommendations for all eligible participants other than himself at the end of each fiscal year. The Compensation Committee considers all amounts proposed for cash incentive awards and either modifies or recommends them to the full Board for approval.

Restricted Stock Awards.    Genco does not have a specific policy governing the timing of restricted stock grants but has generally made one grant per year at the end of the calendar year. The Compensation Committee considers the grant size and form of award when making award decisions.

Historically, during the restricted period, unless otherwise determined by Genco’s Compensation Committee, each restricted stock grant has entitled the named executive to receive payments for any dividends declared and paid on Genco’s common stock. As the executives share commensurately with other shareholders in receiving dividends, they likewise share in the recognition of the current income generation and future change in stock price. However, if any such restricted shares do not vest, the holders of the non-vesting shares must repay any dividends that were paid to them on the non-vesting shares unless Genco’s Board or Genco’s Compensation Committee determines otherwise.

Other Elements

Benefits.    Genco’s named executives (other than Mr. Georgiopoulos) are eligible under the same plans as all other U.S. employees for medical, dental, vision, and disability insurance and are eligible for paid time off and paid holidays. Additionally, Genco matches the 401(k) contributions of Messrs. Regan, Wobensmith, Zafolias, and Adamo

up to the maximum allowed per year, which was $1,761 in 2016 for Mr. Regan due to his term of service in such year and $18,603 in 2016 for our named executives.  Genco pays premiums on life insurance and long-term disability insurance for Mr. Wobensmith. Genco believes these benefits are reasonable, competitive and consistent with Genco’s overall executive compensation program.

2015 Equity Incentive Plan

Genco has adopted a 2015 Equity Incentive Plan that provides for equity awards with respect to shares of Genco’s common stock in the form of non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, or unrestricted stock. Awards are available to officers, directors, and executive, managerial, administrative and professional employees of and consultants to Genco or any subsidiary or joint venture of Genco.  The other terms and conditions of its 2015 Equity Incentive Plan are substantially similar to those of its 2012 Equity Incentive Plan and 2005 Equity Incentive Plan under which Genco historically made previous equity awards.

Compensation for Genco’s Named Executives for 2016

The year 2016 was a transitional year for Genco.  After having explored a number of options, Genco addressed its liquidity and credit facility covenant compliance issues through refinancing or amending its existing credit facilities and conducting a $125 million equity raise.  Following the execution of certain definitive agreements for these actions, on October 13, 2016, Peter C. Georgiopoulos resigned as Chairman of the Board and as a director of Genco.  The Board appointed Arthur L. Regan, then a director of the Company, as Interim Executive Chairman of the Board.

The specific compensation decisions made for each of the named executives for 2016 reflect the achievement of financial, operational, technical, and commercial successes.  Genco’s Compensation Committee reviewed all aspects of Genco’s 2016 performance and determined that each of its named executives provided leadership and managerial expertise that enabled Genco to navigate the very difficult and challenging drybulk shipping industry.  The Compensation Committee assessed performance relative to expectations, consulted with other Board members, and determined that the cash and equity awards described below were appropriate.

Arthur L. Regan.  In connection with Mr. Regan’s appointment as Interim Executive Chairman on October 13, 2016, the Company agreed to provide Mr. Regan with compensation of $325,000 per year, commencing with his appointment, and customary benefits provided to an executive officer of the Company.

Peter C. Georgiopoulos.   In connection with his departure, Mr. Georgiopoulos entered into a Separation Agreement and a Release Agreement with the Company on October 13, 2016 (the “Separation and Release Agreements”).  Under the terms of the Separation and Release Agreements, subject to customary conditions, Mr. Georgiopoulos received an amount equal to the annual Chairman’s fee awarded to him in recent years of $500,000 as a severance payment and full vesting (on October 20, 2016) of his unvested equity awards, which consisted of grants of 68,581 restricted shares of the Company’s common stock and warrants exercisable for approximately 213,937 shares of the Company’s common stock with an exercise price per share ranging from $259.10 to $341.90.  The agreements also contained customary provisions pertaining to confidential information, releases of claims by Mr. Georgiopoulos, and other restrictive covenants.

John C. Wobensmith.    On March 23, 2017, the Company entered into a letter agreement with Mr. Wobensmith to amend his employment agreement with the Company dated September 21, 2007, as amended to date (the “Employment Agreement”).  Mr. Wobensmith is the Company's President and Secretary and was also named Chief Executive Officer under the letter agreement.  In entering into the March 23, 2017 letter agreement, the Board took into account Mr. Wobensmith’s relationships with lenders in the shipping industry and his efforts in helping Genco address its liquidity and credit facility covenant compliance issues through refinancing or amending its existing credit facilities and conducting a $125 million equity raise.  The Compensation Committee also considered Mr. Wobensmith’s efforts to reduce Genco’s operating expenses and general and administrative expenses.  Given Mr. Wobensmith’s leadership and strategic role as Genco’s President following Mr. Georgiopoulos’ departure, the Compensation Committee determined that the revised arrangements set forth in the March 23, 2017 letter agreement are appropriate.  Among other changes, the letter agreement provides for a base salary at a rate of $650,000 per year, a cash bonus of $600,000 for 2016, removal of the 280G excise tax “gross up” provision and replacement with a more customary “best net benefit” provision, removal of equity award value from being included in calculating the value of severance payments, clarifies that certain actions will not constitute “good reason” under the employment agreement, provides that the non-competition provision will continue to apply for six months following a change in control, a termination without “cause”, or a termination for “good reason” (previously, the non-compete did not apply following such scenarios) and certain changes to the change of control provisions to provide, among other things, that certain transactions entered into by specified major shareholders will not constitute a change in control.  Under the letter agreement, our Board of Directors awarded Mr. Wobensmith a grant of 292,398 restricted stock units (“RSUs”) and options to purchase 133,000 shares with an exercise price of $11.13 per share.  Restrictions on the awards lapse in one-third increments on the first three anniversaries of October 15, 2016 or in full upon a change of control or termination of Mr. Wobensmith’s employment by the Company without cause as defined in our 2015 Equity Incentive Plan (the “2015 Plan”) or by him for good reason as defined in the Employment Agreement.  The RSUs settle only in cash unless the 2015 Plan is amended to increase the number of available shares by March 23, 2018.

Apostolos D. Zafolias.    For fiscal year 2016, Mr. Zafolias’ annual base salary was $280,000. The Compensation Committee took into account Mr. Zafolias’ efforts in helping Genco address its liquidity and credit facility covenant compliance issues through refinancing or amending its existing credit facilities and conducting a $125 million equity raise, his role in arranging for the sale of ten of our older vessels, and management’s recommendations for his compensation. Genco’s Compensation Committee therefore recommended, and Genco’s Board approved, a cash bonus award of $150,000 for his performance in 2016.

Joseph Adamo.    For fiscal year 2016, Mr. Adamo’s annual base salary was $280,000. The Compensation Committee took into account Mr. Adamo’s active management of our liquidity and cash flow during the difficult drybulk market conditions of 2016  his efforts in winding down and obtaining final payments under our arrangement with Maritime Equity Partners LLC, and management’s recommendations for his compensation.  Genco’s Compensation Committee therefore recommended, and Genco’s Board approved, a cash bonus award of $100,000 for his performance in 2016.

Severance Benefits

Employment Agreements.    Genco entered into an employment agreement with John C. Wobensmith, its President and Chief Executive Officer, on September 21, 2007, as amended on March 26, 2014, June 23, 2014, April 30, 2015  and March 23, 2017 (the “Employment Agreement”).  Under the March 23, 2017 amendment, his salary rate was increased from $600,000 to $650,000 per annum.  His salary under the Employment Agreement may be increased but not decreased. The Employment Agreement also confirms Mr. Wobensmith’s eligibility to receive cash bonuses and awards under any successor plan to Genco’s 2005 Equity Incentive Plan in amounts that Genco’s Compensation Committee may determine. The general terms of the Employment Agreement are described in greater detail under the heading “Executive Employment Agreement” on page 20. The Employment Agreement provides for payments upon termination of his employment under certain conditions, which are described under the heading “Potential Payments upon Termination or Change-in-Control—Executive Employment Agreement” on page 21.

Genco entered into the Employment Agreement with Mr. Wobensmith to retain him, particularly in the event of an actual or rumored change in control. The provisions under the Employment Agreement relating to a change in control serve to align his interests with those of Genco’s shareholders by enabling Mr. Wobensmith to consider corporate transactions that are in the best interests of Genco’s shareholders and its other constituents without undue concern over whether the transactions may jeopardize his employment. The change of control payments under the Employment Agreement are subject to a “double trigger,” meaning that the payments are not awarded upon a change of control unless he terminates his employment for good reason or his employment is terminated without cause (other than for death or disability) within two years of a change of control. The vesting of Mr. Wobensmith’s restricted stock, restricted stock units, and options, as with all restricted stock granted to directors, officers, and other employees to date, remains subject  to a “single trigger” and thus vests immediately upon a change of control. Genco believes this structure strikes a balance between providing appropriate performance incentives and its executive retention goals.

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Code limits the deductibility of compensation to certain employees in excess of $1 million. So long as Genco qualifies for the Section 883 exemption, it is not subject to United States federal income tax on its shipping income (which comprised substantially all of its gross revenue in 2014). If Genco does not qualify for the Section 883 exemption, its shipping income derived from U.S. sources, or 50% of its gross shipping income attributable to transportation beginning or ending in the United States, would be subject to a 4% tax imposed without allowance for deductions. Further discussion of this exemption is provided the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2016, under the heading “Risk Factors—Risk Factors Related to Genco’s Business and Operations—Company Specific Risk Factors—Genco may have to pay U.S. tax on U.S. source shipping income. . .” Commencing in 2010, Genco became subject to United States federal income tax on certain non-shipping income derived from its Management Agreement with Baltic Trading and its agency agreement with Maritime Equity Partners LLC. However, Genco views the amount of compensation that would currently be subject to Section 162(m) not to be material. For these reasons, historically, Genco has not sought to structure its cash bonus plan or grants under its equity incentive plans to qualify for exemption under Section 162(m). Genco’s Compensation Committee intends to consider the impact of Section 162(m) in the future based on the amount of executive income and other factors while maintaining discretion and flexibility in awarding compensation.

Accounting for Stock-Based Compensation

Genco follows Accounting Standards Codification Topic 718, Stock Compensation, in accounting for non-vested stock issued under its 2014 Management Incentive Plan and 2015 Equity Incentive Plan.

Risk Assessment

Genco’s Compensation Committee is primarily responsible for overseeing the review and assessment of risks arising from Genco’s compensation policies and practices. Genco uses a number of approaches to mitigate excessive risk-taking, including significant weighting towards long-term incentive compensation and assessment of qualitative performance in addition to quantitative metrics. Based on its review of Genco’s compensation policies and practices, Genco’s Compensation Committee determined that the risks arising from Genco’s compensation policies and practices for Genco’s employees are not reasonably likely to have a material adverse effect on Genco.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any of Genco’s executive officers or members of Genco’s Board or Compensation Committee and any other company’s executive officers, Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee of Genco’s Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, Genco’s Compensation Committee recommended to Genco’s Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee of Genco’s Board:

John Brantl (Chair and committee member until April 21, 2017)
Eugene Davis

The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent that Genco specifically incorporates the Compensation Committee Report by reference therein.
Summary Compensation Table

The following table sets forth in summary form information concerning the compensation paid by us during the years ended December 31, 2016, December 31, 2015, and December 31, 2014, to our named executives:

Name and Principal Position (a)	Year (b)		Salary ($) (c)			Bonus ($) (d)		Stock Awards ($)(1) (e)			Warrant Awards ($)(2) (f)			All Other Compensation ($) (i)			Total ($) (j)
John C. Wobensmith President and Chief Executive Officer	2016 2015 2014		$ $ $	600,000 600,000 504,384		$ $ $	600,000 200,000 807,500	$ $	— 106,122 5,313,900	(3)	$	— — 10,886,154	(3)	$ $ $	18,603 18,603 15,600	(4) (4) (4)	$ $ $	1,218,603 924,725 17,527,538
Apostolos D. Zafolias Chief Financial Officer	2016 2015 2014		$ $ $	280,000 280,000 190,000		$ $ $	150,000 91,000 180,000	$	— — 379,820		$	— — 930,762		$ $ $	18,603 18,603 15,600	(4) (4) (4)	$ $ $	448,603 389,603 1,696,182
Joseph Adamo Chief Accounting Officer	2016 2015 2014		$ $ $	280,000 280,000 237,000		$ $ $	100,000 75,000 225,000	$	— — 115,280		$	— — 282,496		$ $ $	18,603 18,603 15,600	(4) (4) (4)	$ $ $	398,603 373,603 875,376
Arthur L. Regan Interim Executive Chairman	2016	(5)		$71,250	(6)		—		$85,000	(7)		—			$53,965	(8)		$210,215
Peter C. Georgiopoulos Chairman (former)	2016 2015 2014			— — —		$ $	— 100,000 937,500	$ $	— 212,245 18,446,995		$	— — 40,823,080		$ $ $	500,000 560,000 560,000	(10) (9)(10) (9)(10)	$ $ $	500,000 872,245 60,767,575

(1)
The amounts in column (e) reflect the aggregate grant date fair value of restricted stock awards pursuant to Genco’s 2015 Equity Incentive Plan, 2014 Management Incentive Plan, Genco’s 2012 Equity Incentive Plan, or the Baltic Trading 2015 Equity Incentive Plan, in each case computed in accordance with FASB ASC Topic 718. On July 9, 2014, all of Genco’s outstanding common stock was cancelled pursuant to Genco’s Plan of Reorganization, and warrants to purchase Genco’s new common stock were issued to holders of Genco’s old common stock. The actual amount realized by the named executive will likely vary based on a number of factors, including Genco’s performance, stock price fluctuations and applicable vesting.

(2)
The amounts in column (f) reflect the aggregate grant date fair value of warrant awards pursuant to Genco’s 2014 Management Incentive Plan, computed in accordance with FASB ASC Topic 718. The actual amount realized by the named executive will likely vary based on a number of factors, including Genco’s performance, stock price fluctuations and applicable vesting. See Note 24 to Genco’s consolidated financial statements for the year ended December 31, 2014 included in Genco’s Annual Report on Form 10-K/A for the year ended December 31, 2014, filed with the SEC on October 19, 2015, for additional details regarding assumptions underlying the value of these warrant awards.

(3)
Does not include a grant of 292,398 restricted stock units and options to purchase 133,000 shares with an exercise price of $11.13 per share awarded in connection with the executive’s entry into an amendment to his employment agreement on March 23, 2017.   Restrictions on the awards will lapse ratably in one-third increments on the first three anniversaries of October 15, 2016.

(4)	Represents matching payments made to the 401(k) Plan.

(5)	Mr. Regan became a named executive of Genco on October 13, 2016, when he was appointed Interim Executive Chairman.

(6)	Represents compensation for services as Interim Executive Chairman commencing October 13, 2016, at an annual rate of $325,000.

(7)
Reflects a May 18, 2016 grant of RSUs with respect to 16,666 shares of Genco’s common stock (giving effect to the 1-for-10 reverse stock split of Genco’s common stock that was effected on July 7, 2016), in connection with Mr. Regan’s service as a director.

(8)
Includes fees for service  (prior to Mr. Regan’s appointment as Interim Executive Chairman) on Genco’s Board, Compensation Committee and Audit Committee at annual rates of $65,000, $7,500 and $10,000, respectively, which fees were prorated for the portion of the year after Mr. Regan’s appointment as a director and prior to his appointment as Interim Executive Chairman, resulting in a payment of $52,204.  Also includes a matching payment of $1,761 made to the 401(k) Plan.

(9)	Includes fees for service on the Board of Directors of Baltic Trading at an annual rate of $60,000 in 2015 and 2014.

(10)	Mr. Georgiopoulos received a fee for his services to Genco payable at an annual rate of $500,000 but did not receive regular board fees paid to other members of Genco’s Board.

The following table provides information on warrant and restricted stock or restricted stock unit awards under Genco’s 2014 Management Incentive Plan and 2015 Equity Incentive Plan outstanding as of December 31, 2016 (giving effect to the 1-for-10 reverse stock split of Genco’s common stock that was effected on July 7, 2016):

Outstanding Warrant and Equity Awards at Fiscal Year End
	Warrant Awards					Equity Awards
Name (a)	Number of Securities Underlying Unexercised Warrants (#)(1) Exercisable (b)	Number of Securities Underlying Unexercised Warrants (#)(1) Unexercisable (c)	Warrant Exercise Price ($) (e)		Warrant Expiration Date (f)	Number of Shares of Stock That Have Not Vested (g)		Market Value of Shares of Stock that Have Not Vested ($) (h)(4)
John C. Wobensmith Total	31,740 32,896 49,464 114,100	15,871 16,446 24,732 57,049	$ $ $	259.10 287.30 341.90	8/7/23 8/7/23 8/7/23	21,009	(2)	$155,046
Apostolos D. Zafolias Total	2,714 2,812 4,230 9,756	1,357 1,406 2,114 4,877	$ $ $	259.10 287.30 341.90	8/7/23 8/7/23 8/7/23	633	(2)	$4,672
Joseph Adamo Total	824 854 1,284 2,962	412 427 642 1,481	$ $ $	259.10 287.30 341.90	8/7/23 8/7/23 8/7/23	192	(2)	$1,417
Arthur L. Regan	—	—		—	—	16,666	(3)	$122,995
Peter C. Georgiopoulos Total	178,549 185,025 278,234 641,808	— — — —	$ $ $	259.10 287.30 341.90	8/7/23 8/7/23 8/7/23	—		—

(1)
Represents grants of warrants exercisable for shares of Genco’s common stock pursuant to Genco’s 2014 Management Incentive Plan in connection with its emergence from bankruptcy on July 9, 2014. The warrants are exercisable on a cashless basis and contain customary anti-dilution protection in the event of any stock split, reverse stock split, stock dividend, reclassification, dividend or other distributions (including, but not limited to, cash dividends), or business combination transaction.

(2)
Represents (i) a grant of restricted shares of Genco’s common stock pursuant to Genco’s 2014 Management Incentive Plan in connection with its emergence from bankruptcy on July 9, 2014 (The restrictions applicable to the shares lapse in three equal installments commencing on August 7, 2016 and on each of the first two anniversaries thereafter) and (ii) a grant for the year ended December 31, 2015 of 20,408 restricted shares of common stock on February 17, 2016 (The restrictions applicable to the shares lapse in three equal installments commencing November 15, 2016 and on each of the first two anniversaries thereafter).

(3)
Represents a grant of restricted stock units for Genco’s common stock pursuant to Genco’s 2015 Equity Incentive Plan on May 18, 2016.  The restricted stock units generally vest on the earlier of (i) the date of the annual shareholders meeting of the issuer next following the date of the grant and (ii) the date that is fourteen months after the date of the grant.

(4)
The value of the unvested stock awards of Genco equals the number of unvested shares of Genco’s common stock held multiplied by $7.38, the closing market price of Genco’s common stock on the NYSE on December 30, 2016.

The following table provides information regarding the number of restricted stock awards that vested during the year ended December 31, 2016, all of which were awards of restricted shares of Genco’s common stock:

Stock Vested
Name (a)	Number of Shares Acquired on Vesting (d)	Value Realized on Vesting ($) (1) (e)
John C. Wobensmith	14,207	$109,871
Peter C. Georgiopoulos	96,346	$508,724
Apostolos D. Zafolias	633	$3,374
Joseph Adamo	192	$1,023

(1)
The value of the unvested stock awards of Genco that vested during the year ended December 31, 2016 equals the number of shares vested multiplied by the closing market price of the relevant issuer’s common stock on the NYSE on the vesting date of each grant.

Executive Employment Agreement

Genco entered into the Employment Agreement with John C. Wobensmith, Genco’s President, on September 21, 2007, as amended on March 26, 2014, June 23, 2014, April 30, 2015, and, most recently, by the letter agreement dated March 23, 2017, with an initial two year term and an automatic renewal for additional one year terms, unless either party terminates the Employment Agreement on at least 90 days’ notice.  Under the March 23, 2017 amendment, his salary rate was increased from $600,000 to $650,000 per annum.  The Employment Agreement also provides for discretionary bonuses as determined by Genco’s Compensation Committee in its sole discretion. Mr. Wobensmith will also be eligible to receive restricted stock and other equity grants from time to time pursuant to Genco’s 2015 Equity Incentive Plan or any successor employee stock incentive, warrant or option plan. Genco will pay for life insurance and long-term disability insurance for Mr. Wobensmith pursuant to the Employment Agreement at a cost of no more than $20,000 per annum.

Mr. Wobensmith is the Company's President and Secretary and was granted the additional title of Chief Executive Officer pursuant the March 23, 2017 letter agreement.  The letter agreement provides for a cash bonus of $600,000 for 2016.  The letter agreement also eliminates a provision requiring the Company to fund any excise tax Mr. Wobensmith may owe under Section 4999 of the Internal Revenue Code on a fully “grossed-up” basis as a result of payments following a change in control, removes the inclusion of the value of past equity awards in calculating any severance amount following a change in control, makes certain changes to the change in control provision to provide, among other things, that beneficial ownership of shares by specified major shareholders will not constitute a change in control under the Employment Agreement, clarifies that certain actions will not constitute “good reason” under the Employment Agreement, and provides that the non-competition provision will continue to apply for six months following a change in control, a termination without “cause,” or a termination for “good reason” (the non-competition provision previously did not apply to these scenarios).  In the event of a change of control, the letter agreement provides that Mr. Wobensmith will receive the greater of (1) the amount he would receive if he were paid the full severance amount called  under his Employment Agreement reduced by the amount of any excise tax thereon (which Mr. Wobensmith would pay) and (2) the amount he would receive if his cash severance payments were reduced to the maximum amount that would not result in an excise tax.  Pursuant to the letter agreement, our Board of Directors awarded Mr. Wobensmith a grant of 292,398 RSUs and options to purchase 133,000 shares with an exercise price of $11.13 per share.  Restrictions on the awards will lapse ratably in one-third increments on the first three anniversaries of October 15, 2016.  The restrictions applicable to the awards will also lapse in full upon a change of control.  Each RSU represents the right to receive one share of the issuer's common stock, or in the sole discretion of our

Compensation Committee, the value of a share of common stock on the date that the RSU vests.  The RSUs will settle only in cash unless our 2015 Equity Incentive Plan is amended and restated to increase the number of available shares under such plan by March 23, 2018.

Under the Employment Agreement, Mr. Wobensmith has agreed to protect Genco’s confidential information for three years after termination, and not to solicit Genco’s employees for other employment for two years after termination. He has also agreed not to engage in certain defined competitive activities described in the Employment Agreement for two years after the termination of his employment with Genco. Certain provisions regarding competitive activities will only apply for six months following a change of control or in the event of termination of Mr. Wobensmith by Genco without cause or by Mr. Wobensmith for good reason. For purposes of the Employment Agreement, change of control is defined generally as the acquisition of beneficial ownership of more than 50% of the aggregate voting power of Genco by any person or group other than certain transactions by certain specified parties; the sale of all or substantially all of Genco’s assets within a 12-month period, other than sales to certain specified parties; any merger or similar transaction in which holders of Genco’s voting stock immediately prior to such transaction do not hold at least 50% of the voting stock of the surviving entity; or the acquisition of beneficial ownership of more than 40% of the aggregate voting power of Genco by any person or group that is required to file a Schedule 13D, other than transactions by certain specified persons.

In the event of termination of Mr. Wobensmith’s employment at Genco due to his death or disability, Genco will pay him, or his estate, a pro rata bonus for the year of termination and one year’s salary and, in the case of disability, provide medical coverage for him and his eligible dependents for a period of one year.

If Mr. Wobensmith is terminated without cause or resigns for good reason, Genco will pay him a pro rata bonus for the year of termination, plus a lump sum equal to double the average of his prior three years’ annual incentive awards, plus double his annualized base salary, and provide medical, dental, long-term disability, and life insurance benefit plan coverage for him and his eligible dependents for a period of two years. If a termination without cause or resignation for good reason occurs within two years of a change in control, (i) the amounts that are doubled above become tripled, (ii) the coverage period of two years becomes three years, and (iii) the average of his prior three years’ annual incentive awards will instead be the average of his annual incentive awards for the three years immediately preceding the change in control. Mr. Wobensmith’s annual incentive award for a given year is his cash bonus earned for that year.

Potential Payments upon Termination or Change-in-Control

Executive Employment Agreement

The Employment Agreement calls for Mr. Wobensmith to receive payments under certain circumstances following a termination of his employment. If Mr. Wobensmith is terminated without cause or resigns for good reason, Genco will pay him a pro rata bonus for the year of termination, plus a lump sum equal to double the average of his prior three years’ annual incentive awards, plus double his annualized base salary, and provide medical, dental, long-term disability, and life insurance benefit plan coverage for him and his eligible dependents for a period of two years. If a termination without cause or resignation for good reason occurs within two years of a change in control, (i) the amounts that are doubled above become tripled, (ii) the coverage period of two years becomes three years and, (iii) the average of his prior three years’ annual incentive awards will instead be the average of his annual incentive awards for the three years immediately preceding the change in control. Mr. Wobensmith’s annual incentive award for a given year is his cash bonus earned for that year.

In the event of termination of Mr. Wobensmith’s employment due to his death or disability, Genco will pay him, or his estate, a pro rata bonus for the year of termination and one year’s salary and, in the case of disability, to provide medical, dental, long-term disability, and life insurance benefit plan coverage for him and his eligible dependents for a period of one year.

The table below sets forth the payments and other benefits that would be provided to Mr. Wobensmith upon termination of his employment by Genco without cause or by him for good reason under the following sets of circumstances as described more fully above: change of control, no change of control, and death or disability. In each set of circumstances, Genco has assumed a termination as of the end of the day on December 31, 2016 for purposes of the calculations for the table below:

	Termination by Executive for Good Reason or by Company without Cause		Death or Disability
	Change of Control	No Change of Control
Cash Severance Payment	$3,808,212	$2,555,712	$700,712
Estimated Present Value of Continued Benefits Following Termination(1)	$183,658	$113,081	$57,040

(1)
Mr. Wobensmith and his dependents are entitled to medical, dental and certain other insurance coverage substantially identical to the coverage in place prior to termination. This benefit period is two years if Genco terminates Mr. Wobensmith’s employment without cause or if he terminates his employment at Genco with good reason, three years if such a termination occurs within two years following a change in control, or twelve months in the event of his death or disability. The amounts presented for termination for good reason or without cause assume a discount rate of 6% per annum and annual cost increases of 5% for health insurance. The amounts presented for death or disability assume circumstances which would provide the maximum benefit (i.e., disability of the executive).

Accelerated Vesting of Restricted Stock and RSUs

Under the terms of Mr. Wobensmith’s restricted stock grant agreements with Genco, all shares of restricted stock vest in full automatically upon the occurrence of a change of control (as defined under Genco’s equity incentive plans). In addition, if Mr. Wobensmith’s service is terminated by Genco without cause (as defined in Genco’s equity incentive plans) or by Mr. Wobensmith for good reason (as defined in the Employment Agreement), all shares of restricted stock vest in full. Also, if Mr. Wobensmith’s service is terminated by Genco by reason of his death or disability (as defined under Genco’s equity incentive plans), the restrictions lapse as to a pro rata percentage of the shares, calculated monthly, that would otherwise vest at the next anniversary of the grant date. For purposes of these agreements, “service” means a continuous time period during which Mr. Wobensmith is at least one of the following: an employee or a director of, or a consultant to, Genco.

Under the terms of Mr. Wobensmith’s RSU grant agreement, the RSUs vest in full and are exercisable for the full exercise period 6 months after the occurrence of a change of control (as defined under the 2015 Plan), subject to Mr. Wobensmith’s continued employment on such date, unless the RSU award is not assumed, continued or substituted for by the acquirer, in which case the RSUs will vest in full and become exercisable for the full exercise period immediately upon a change in control.  In addition, if Mr. Wobensmith’s service is terminated by Genco without cause (as defined in the 2015 Equity Incentive Plan) or Mr. Wobensmith terminates his service for good reason (as defined the Employment Agreement), the RSUs fully vest immediately and become exercisable in full for the full exercise period.  Also, if Mr. Wobensmith’s service is terminated by Genco by reason of his death or disability (as defined in the RSU grant agreement), the RSUs become exercisable as to a pro rata percentage of the RSUs, calculated monthly, that would otherwise become exercisable at the next anniversary of the award date for a period of one year after termination.   For purposes of the RSUs, “service” means a continuous time period during which Mr. Wobensmith is at least one of the following:  an employee or a director of, or a consultant to, Genco.

Under the terms of Mr. Zafolias’ and Mr. Adamo’s restricted stock grant agreements with Genco, all shares of restricted stock vest in full automatically upon the occurrence of a change of control (as defined under the incentive plans). Also, if Mr. Zafolias’ or Mr. Adamo’s service is terminated by Genco by reason of his death or disability (each as defined under Genco’s equity incentive plans), the restrictions lapse as to a pro rata percentage of the shares, calculated monthly, that would otherwise vest at the next anniversary of the grant date.

The table below sets forth the vesting of restricted stock that the named executives would receive under the following sets of circumstances: change of control, termination without cause, and death or disability. In each set of circumstances, Genco has assumed a triggering event as of the end of the day on December 31, 2016 and used the closing market price of Genco’s common stock on December 30, 2016 of $7.38 per share for purposes of the calculations for the table below:

Name	Value of Restricted Stock Subject to Accelerated Vesting ($)
	Change of Control	Termination without Cause	Death or Disability
John C. Wobensmith(1)	$155,046	$155,046	$22,398
Apostolos D. Zafolias	$4,672	—	$1,557
Joseph Adamo	$1,417	—	$472
Peter C. Georgiopoulos	$0	$0	$0

(1)
Does not include 292,398 RSUs granted to Mr. Wobensmith on March 23, 2017, which would vest in full in connection with a termination upon a change of control or termination without cause, and would vest on a pro rata basis (as described above), in the event of death or disability.  The value of the shares underlying such RSUs at the December 30, 2016 closing price of $7.38 per share equals $2,157,897.24.

Accelerated Exercisability of Warrants and Options

Under the terms of Mr. Wobensmith’s warrants awarded under the 2014 Management Incentive Plan, the warrants become exercisable in full for the full warrant term automatically upon the occurrence of a change of control (as defined under the 2014 Management Incentive Plan).  In addition, if Mr. Wobensmith’s service is terminated by Genco without cause (as defined in the 2014 Management Incentive Plan) or Mr. Wobensmith terminates his service for good reason (as defined the Employment Agreement), the warrants likewise become exercisable in full for the full warrant term.  Also, if Mr. Wobensmith’s service is terminated by Genco by reason of his death or disability (as defined in the warrants), the warrants become exercisable as to a pro rata percentage of the warrants, calculated monthly, that would otherwise become exercisable at the next anniversary of the award date for a period of one year after termination.   For purposes of the warrants, “service” means a continuous time period during which Mr. Wobensmith is at least one of the following:  an employee or a director of, or a consultant to, Genco.

Under the terms of Mr. Wobensmith’s options awarded under the 2015 Equity Incentive Plan, the options vest in full and are exercisable for the full exercise period 6 months after the occurrence of a change of control (as defined under the 2015 Equity Incentive Plan), subject to Mr. Wobensmith’s continued employment on such date, unless the option award is not assumed, continued or substituted for by the acquirer, in which case the options will vest in full and become exercisable for the full exercise period immediately upon a change in control.  In addition, if Mr. Wobensmith’s service is terminated by Genco without cause (as defined in the 2015 Equity Incentive Plan) or Mr. Wobensmith terminates his service for good reason (as defined the Employment Agreement), the options fully vest immediately and become exercisable in full for the full exercise period.  Also, if Mr. Wobensmith’s service is terminated by Genco by reason of his death or disability (as defined in the option grant agreement), the options become exercisable as to a pro rata percentage of the options, calculated monthly, that would otherwise become exercisable at the next anniversary of the award date for a period of one year after termination.   For purposes of the options, “service” means a continuous time period during which Mr. Wobensmith is at least one of the following:  an employee or a director of, or a consultant to, Genco.

Under the terms of Mr. Zafolias’ and Mr. Adamo’s warrants awarded under the 2014 Management Incentive Plan, the warrants become exercisable in full for the full warrant term automatically upon the occurrence of a change of control (as defined under the 2014 Management Incentive Plan).  Also, if Mr. Zafolias’ or Mr. Adamo’s service is terminated by Genco by reason of his death or disability (as defined under the 2014 Management Incentive Plan), the warrants become exercisable as to a pro rata percentage of the warrants, calculated monthly, that would otherwise become exercisable at the next anniversary of the award date for a period of one year after termination.

The closing market price of Genco’s common stock on December 30, 2016 of $7.38 per share was lower than the strike price of all of the warrants and options.  Accordingly, any accelerated exercisability of the warrants or options as of such date would not have resulted in any value to the holders of the warrants or options.

Director Compensation

For fiscal year 2016, each director of Genco other than Mr. Georgiopoulos, Mr. Brantl, Mr. Kirchof, Mr. Mahony, Mr. Scheir and Mr. Truong received an annual fee of $65,000, a fee of $20,000 for an Audit Committee Chair assignment, $10,000 for an Audit Committee member assignment, $15,000 for a Compensation Committee Chair assignment, $7,500 for a Compensation Committee member assignment, $12,000 for a Nominating and Corporate Governance Committee Chair assignment, and $6,000 for a Nominating and Corporate Governance Committee member assignment, each of which was prorated for length of service in 2016.  Members of an ad hoc committee also received fees of $120,000, and its chairman received $210,000.  As described above, Mr. Georgiopoulos received a Chairman’s fee for his services of $500,000 for 2016.

For fiscal year 2016, on May 18, 2016, the date of Genco’s 2016 Annual Meeting of Shareholders, Messrs. Davis, Dolphin, Mavroleon and Regan were each granted RSUs with respect to 16,666 shares of Genco’s common stock (giving effect to the 1-for-10 reverse stock split of Genco’s common stock that was effected on July 7, 2016). Such amount represents a grant having a dollar value of $85,000 based on the closing price of $5.10 (giving effect to the 1-for-10 reverse stock split of Genco’s common stock that was effected on July 7, 2016) at which Genco’s stock was quoted on the OTCBB on May 18, 2018, with fractional shares rounded down.  No shares of the Genco’s common stock are currently outstanding in respect of any of the RSUs.  Such shares will only be issued in respect of vested RSUs when the director’s service with the Company as a director terminates.

Genco reimburses its directors for all reasonable expenses incurred by them in connection with serving on their respective Board of Directors. The following table summarizes compensation earned by directors other than Mr. Georgiopoulos for the year ended December 31, 2016:

Name of Director (a)	Fees Earned or Paid in Cash ($) (1) (b)	Stock Awards ($) (2) (c)	All Other Compensation ($) (g)	Total ($) (h)
Ian R. Ashby	$11,368	—	—	$11,368
John Brantl	—	—	—	—
Eugene I. Davis	$212,500	$85,000	—	$297,500
James G. Dolphin	$297,000	$85,000	—	$382,000
Peter Kirchof	—	—	—	—
Michael J. Leffell	$11,699	—	—	$11,699
Kevin Mahony	—	—	—	—
Basil G. Mavroleon	$191,377	$85,000	—	$276,377
Jason Scheir	—	—	—	—
Bao D. Truong	—	—	—	—

(1)          The amount indicated represents the total fees for service on the Genco Board of Directors or its committees as set forth above.

(2)          The amounts in column (c) reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. The actual amount realized by the director will likely vary based on a number of factors, including Genco’s performance, stock price fluctuations and applicable vesting.

For fiscal year 2017, the foregoing amounts of the annual fee for each director, fees for committee assignments, and dollar value on which the annual RSU grants are based are currently the same as in fiscal year 2016.

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 regarding the number of shares of the Company’s common stock that may be issued under the 2014 Management Incentive Plan and the 2015 Equity Incentive Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders	866,746	$303.10	264,668
Total	866,746	$303.10	264,668

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE 2015 EQUITY INCENTIVE PLAN

The 2015 Equity Incentive Plan, or the Plan, allows the Company to provide stock-based compensation to our directors, executive officers, employees and consultants of the Company and its affiliates. The Plan became effective on June 26, 2015.

The Board originally adopted the Plan to enhance the profitability and value of the Company for the benefit of its shareholders.  The Plan enables the Company to offer eligible officers, directors, employees, and consultants stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders.  The Compensation Committee recommended, and on March 23, 2017, the Board adopted, an amendment and restatement of the Plan to increase the number of shares of the Company’s common stock available for awards under the Plan from 400,000 to 2,750,000 shares, representing an increase of 2,350,000 shares.  The Compensation Committee recommended the amount of the increase based on the Company’s historical use of equity awards, its anticipated use of such awards in the future, and a review of the amount of such increases adopted by comparable companies.  The Board’s adoption of the amendment increasing the number of shares available for awards under the Plan is subject to the approval of the Company’s shareholders.  In addition to the share increase, the amendment and restatement of the  Plan provides for certain changes to the Plan for which shareholder approval is not required, and is not being sought:  an adjustment setting the annual limit for awards to non-employee directors and other individuals as 500,000 and 1,000,000 shares, respectively, and certain changes to the change in control definition to provide, among other things, that beneficial ownership of shares by specified major shareholders will not constitute a change in control.

Why You Should Vote for the Amendment to the Plan

Equity Incentive Awards Are an Important Part of Our Compensation Philosophy

The Plan is critical to the Company’s ongoing effort to build shareholder value.  Equity incentive awards are central to the Company’s compensation program. The Compensation Committee and the Board believe that the Company’s ability to grant equity incentive awards has helped us attract, retain, and motivate key talent.

Further, the Plan allows the Company to utilize a broad array of equity incentives in order to secure and retain the services of the Company’s executives and directors, and to provide incentives for such persons to exert maximum efforts for the Company’s success. Although currently the Company primarily utilizes restricted stock as the vehicle for equity incentives, the Plan enables the Company to consider alternative equity incentive vehicles, as appropriate.

The Plan is Substantially Depleted

There are 131,668 shares remaining available for grant under the Plan. Although we could substitute cash compensation as an alternative to equity incentives, we anticipate that we will have difficulty attracting, retaining, and motivating our executive officers, directors, employees, and consultants if we are unable to make equity grants. We believe that equity awards are a more effective executive compensation vehicle than cash because equity delivers high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our shareholders to approve the amendment to the Plan.

The Plan Combines Compensation and Governance Best Practices

The Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•
Continued eligibility for equity awards. We grant restricted stock to our executive officers. By doing so, we link their interests with shareholder interests throughout the organization and motivate them to act as owners of the business.

•
Shareholder approval is required for additional shares. The Plan does not contain an annual or other “evergreen” provision. The number of shares is fixed and shareholder approval is required to increase the number of shares available for issuance under the Plan.

Description of the Amended 2015 Equity Incentive Plan

The material features of the Plan (as amended to increase the number of shares available for awards) are outlined below. This summary is qualified in its entirety by reference to the complete text of the Plan. Shareholders are urged to read the actual text of the Plan in its entirety, which is filed with this Proxy Statement as Annex A.

Awards Under the Plan

The 2015 Equity Incentive Plan provides for the grant of (a) stock options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units and (f) unrestricted stock.  The term “award” refers to any of the preceding.

Administration

The 2015 Equity Incentive Plan is administered by the Board, with its responsibilities and powers to administer the Plan deemed to be delegated to the Compensation Committee of the Board or any other committee that the Board designates (the “Committee”).  The Board or any committee or person to whom it has delegated its authority is referred to under the Plan as the Administrator.  It is intended that the Committee will be comprised of individuals who are not employees of the Company and who qualify as a “non-employee directors” within the meaning of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).  However, no award will be invalidated if the Committee is not comprised solely of such individuals.  Subject to the terms of the 2015 Equity Incentive Plan, the Board or the Committee, as applicable, will determine recipients, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability, vesting and exercise price.

Shares Available for Awards

The 2015 Equity Incentive Plan originally provided for the issuance of up to 4,000,000 shares of common stock, which was adjusted to 400,000 shares in connection the Company’s 1-for-10 reverse stock split effected on July 7, 2016.  As noted above, all but 131,668 of those shares have been issued or are subject to outstanding awards. The proposed amendment to the 2015 Equity Incentive Plan increases the number of shares of common stock with respect to which Awards may be granted by an additional 2,350,000 shares of common stock. These shares may be either authorized and unissued shares of common stock, shares of common stock held in Company’s treasury or shares of common stock acquired by the Company for the purposes of the Plan. In general, if awards under the 2015 Equity

Incentive Plan are cancelled, expire or terminate unexercised for any reason, the shares subject to such awards will be available again for the grant of awards under the 2015 Equity Incentive Plan. The number of shares of common stock available for awards under the 2015 Equity Incentive Plan will be reduced by the total number of stock options or stock appreciation rights exercised  (regardless of whether the shares of common stock underlying such awards are not actually issued as the result of net settlement).

The 2015 Equity Incentive Plan originally provided that no individual could be granted awards under the 2015 Equity Incentive Plan during any one calendar year with respect to more than 1,000,000 shares of common stock, which was adjusted to 100,000  shares in connection the Company’s 1-for-10 reverse stock split referred to above; the amendment and restatement of the 2015 Equity Incentive Plan sets the annual limit for awards to non-employee directors and other individuals as 500,000 and 1,000,000 shares, respectively.  Stock options and stock appreciation rights granted and subsequently cancelled or deemed to be canceled in the same calendar year count against this individual annual limit for that year even after their cancellation.

Eligibility

The persons eligible to receive awards under the 2015 Equity Incentive Plan are those officers, directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, “key persons”) as the Administrator in its sole discretion shall select, in each case to the extent permitted under Form S-8 under the 1934 Act. The Administrator may from time to time in its sole discretion determine that any key person shall be ineligible to receive awards under the 2015 Equity Incentive Plan.  No incentive stock option may be granted under the 2015 Equity Incentive Plan to a person who is not an employee of the Company on the date of grant.

Award Agreements

Each award granted under the 2015 Equity Incentive Plan (except an award of unrestricted stock) shall be evidenced by a written certificate or agreement (together with any written amendments or modifications thereto, an “Award Agreement”), which shall contain such provisions as the Administrator may, in its sole discretion, deem necessary or desirable.

Stock Options

The Administrator may grant stock options to purchase shares of common stock to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms as the Administrator shall determine in its sole discretion, subject to the provisions of the 2015 Equity Incentive Plan.

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Administrator at the time of grant and the exercisability of such options may be accelerated by the Administrator in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Administrator, by delivery of shares of common stock having a fair market value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the 2015 Equity Incentive Plan, as the Administrator may from time to time prescribe.

Stock Appreciation Rights

Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The Administrator may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine in its sole discretion, subject to the provisions of the 2015 Equity Incentive Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised upon the happening of a specified event. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 2015 Equity Incentive Plan. A stock appreciation right granted in connection with a stock option may be granted at or after the time of grant of such option.

Dividend Equivalent Rights

The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option or stock appreciation right, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of common stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be made in cash or in shares of common stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate.

Restricted Stock

The Administrator may grant restricted shares of common stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the 2015 Equity Incentive Plan. Restricted stock awards may be made independently of or in connection with any other award under the 2015 Equity Incentive Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of a restricted stock agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Administrator and in accordance with the Marshall Islands Business Corporations Act.

Restricted Stock Units

A restricted stock unit entitles the grantee to receive a share of stock, or in the sole discretion of the Administrator, the value of a share of stock, on the date that the restricted stock unit vests. Vesting of restricted stock units may be based on continued employment with the Company and/or upon the achievement of specific performance goals. The Administrator may, at the time that restricted stock units are granted, impose additional conditions to vesting. Unvested restricted stock units are automatically and immediately forfeited upon a grantee’s termination of employment for any reason. The grantee of a restricted stock unit will have the rights of a shareholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of common stock free of restrictions under the 2015 Equity Incentive Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

Certain Corporate Changes

The 2015 Equity Incentive Plan provides that in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events, there will be an adjustment in the number of shares of Common Stock available to be delivered under the 2015 Equity Incentive Plan, the maximum annual limit, the number of shares subject to awards, and the exercise prices of certain awards. The 2015 Equity Incentive Plan also provides for the adjustment or termination of awards upon the occurrence of certain corporate events.

Plan Amendments

Our Board will have the authority to time suspend, discontinue, revise or amend the 2015 Equity Incentive Plan. However, in general, no amendment of the 2015 Equity Incentive Plan may materially impair any rights or materially increase any obligations under awards already granted to a participant unless agreed to by the affected grantee. We will obtain shareholder approval of any amendment to the 2015 Equity Incentive Plan if required by applicable law or stock exchange rules.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of Awards under the Plan based on present U.S. federal income tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future may significantly affect the U.S. federal income tax consequences described below and may have retroactive effect.

Stock Options. The grant of a stock option will not result in taxable income to the grantee. Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the stock acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction for such excess. Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the grantee. Upon exercise of a stock appreciation right, the fair market value of Stock received will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the grantee upon the subsequent disposition of any such stock will be treated as capital gains and losses, with the basis in such stock equal to the fair market value of the stock at the time of exercise.

Restricted Stock. The grantee of restricted stock will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a “substantial risk of forfeiture” for U.S. federal income tax purposes. Upon the vesting of restricted stock, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction for such amounts. Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction. A grantee may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award (and to have the applicable capital gain holding period commence as of that date) and the Company will be entitled to a corresponding deduction for such income.

Restricted Stock Units. The grant of a restricted stock unit will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction. Upon the vesting of the restricted stock unit, the grantee will have ordinary income equal to the amount of cash received and the then fair market value of the shares received and the Company will then be entitled to a corresponding deduction for such income. Gains and losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, and the basis of such shares will be equal to the fair market value of such shares at the time of vesting.

Unrestricted Stock. The grant of unrestricted stock will result in the ordinary income for the recipient at the time of grant in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant.

Dividend Equivalent Rights. The grant of dividend equivalent rights will not result in income to the recipient or in a tax deduction for the Company. When any amount is paid or distributed to a recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. The Company may withhold amounts from grantees to satisfy withholding tax requirements. Subject to guidelines established by the Committee, grantees may have stock withheld from Awards or may tender stock to the Company to satisfy tax withholding requirements.

$1 Million Limit. Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer and its three other most highly compensated executive officers other than the chief executive officer and chief financial officer. Compensation that qualifies as “performance-based compensation” is not subject to the $1 million limit. As described above, the Company believes the amount of compensation that would currently be subject to Section 162(m) not to be material and thus the Company has not sought to structure its grants under the Plan to qualify for exemption under Section 162(m). The Compensation Committee intends to consider Section 162(m) in the future based on the amount of executive income and other factors.

Section 409A. Section 409A of the Code imposes certain restrictions on deferred compensation. If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying award, as well as a 20% penalty tax. The Plan is intended to be exempt from or comply with the requirements of Code Section 409A.

Change In Control. Unless the Committee provides otherwise, all awards will become fully vested and exercisable upon a change in control of the Company.  In addition if a grantee’s employment terminates for any reason other than cause within one year after a change in control of the Company, any options held by the grantee will be exercisable until the later of the first anniversary of termination of employment or the date otherwise set forth in the option grant.  Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on current provisions of the Code, current and proposed Regulations, and administrative and judicial interpretations of the Code, all as currently in effect as of the date hereof, and which are subject to change, possibly with retroactive effect. In addition, this discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan. A grantee may also be subject to state, local, and foreign taxes or the U.S. federal alternative minimum tax in connection with the grant of Awards under the Plan.

New Plan Benefits

Except with respect to the 292,398 RSUs granted to Mr. Wobensmith in connection with his entry into the March 23, 2017 amendment to the Employment Agreement and set forth in the table below, which will be settled in common stock rather than cash if the amendment to the Plan is approved, our Board and Compensation Committee have not made any determination with respect to future awards under the Plan, and any allocation of such awards will be made only in accordance with the provisions of the Plan. Because awards under the Plan are subject to the discretion of the Compensation Committee, awards and benefits under the Plan for the current or any future year (other than the RSUs described in the preceding sentence) are not determinable. Future option exercise prices under the Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant.

NEW PLAN BENEFITS

2015 Equity Incentive Plan
Name and Position	Dollar Value ($)		Number of RSUs
John C. Wobensmith, President and Chief Executive Officer	$3,254,390	(1)	292,398

(1)	The value of the RSUs equals the number of RSUs multiplied by $11.13, the closing market price of Genco’s common stock on the NYSE on March 23, 2017.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL (ITEM 2 ON THE ENCLOSED PROXY CARD) OF THE AMENDMENT TO THE 2015 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has selected the firm of Deloitte & Touche LLP as Genco’s independent auditors to audit the financial statements of Genco for the fiscal year ending December 31, 2017 and recommends that shareholders vote for ratification of this appointment. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

The appointment of our independent auditor is not required by law, regulation or Genco’s governing documents to be submitted for ratification by our shareholders. However, our Audit Committee is submitting its selection of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017 for ratification by our shareholders as a matter of good corporate practice.  If the shareholders fail to ratify the selection, our Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of Genco and its shareholders.

Fees to Independent Auditors for Fiscal 2016 and 2015

The following table presents fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for fiscal 2016 and fiscal 2015 and fees billed for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for fiscal 2016 and fiscal 2015.
Type of Fees	2016	2015
	($ in thousands)	($ in thousands)
Audit Fees	$450	$371
Audit-Related Fees	$125	$152
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$575	$523

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that the Company paid to the auditor for the audit of the Company’s annual financial statements included in its Form 10-K and review of financial statements included in its Form 10-Qs and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.  “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and include services associated with primary and secondary offerings of our common stock in the past two fiscal years and other matters related to our periodic public filings; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Pre-Approval Policy for Services Performed by Independent Auditor

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for any amount or type of service within four categories:  audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee has delegated to its Chairman authority to approve a request for pre-approval provided that the same is submitted to the Audit Committee for ratification at its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS GENCO’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Genco and the independence and performance of Genco’s auditors. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent,” as provided under the applicable listing standards of the NYSE. The Committee operates pursuant to a Charter.  As set forth in the Charter, the Committee’s job is one of oversight. Management is responsible for the preparation, presentation and integrity of Genco’s financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, expressing an opinion based on their audit as to the statements’ conformity with generally accepted accounting principles, monitoring the effectiveness of Genco’s internal controls, reviewing the its quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and discussing with the Committee any issues they believe should be raised with the Committee.

The Committee met with Genco’s independent auditors to review and discuss the overall scope and plans for the audit of Genco’s consolidated financial statements for the year ended December 31, 2016. The Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements and the overall quality of Genco’s financial reporting. Management represented to the Committee that Genco’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management.

The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.  Finally, the Committee has received written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect.  The Committee has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing or accounting, including in respect of auditor independence. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Genco’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Genco’s auditors are in fact “independent.”

Based upon the Committee’s receipt and review of the various materials and assurances described above and its discussions with management and independent auditors, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in Genco’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 28, 2017.

Submitted by the Audit Committee of the Board of Directors:

Eugene Davis, Chairman
James G. Dolphin
Basil G. Mavroleon

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Genco filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Genco specifically incorporates the Report of the Audit Committee by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Genco’s voting common stock as of March 20, 2017 of:

•	each person, group or entity known to Genco to beneficially own more than 5% of Genco’s stock;
•	each of Genco’s directors and nominees for director;
•
Genco’s Interim Executive Chairman of the Board, Arthur L. Regan; its President and Chief Executive Officer, John C. Wobensmith; its Chief Financial Officer, Apostolos D. Zafolias; and its Chief Accounting Officer, Joseph Adamo; and

•	all of Genco’s directors and executive officers as a group.

As of March 20, 2017, a total of 34,416,305 shares of common stock were outstanding and entitled to vote at the Special Meeting. Each share of Genco common stock is entitled to one vote on matters on which Genco common shareholders are eligible to vote. The amounts and percentages of Genco common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Any information reported below from sources pre-dating the 1-for-10 reverse stock split effected by the Company on July 7, 2016 has been adjusted to reflect such reverse stock split.

	Shares of common stock Beneficially Owned
Name and Address of Beneficial Owner (1)	Number		Percentage
John C. Wobensmith	188,963	(2)	*
Apostolos Zafolias	11,540	(3)	*
Joseph Adamo	3,730	(4)	*
John Brantl	—		—
Eugene I. Davis	—	(5)	—
James G. Dolphin	—	(5)	—
Kathleen C. Haines	—		—
Kevin Mahony	—		—
Christoph Majeske	—		—
Basil G. Mavroleon	1,213	(6)	*
Arthur L. Regan	—		—
Jason Scheir	—		—
Bao D. Truong	—		—
Investment funds affiliated with Centerbridge Partners, L.P.	10,407,084	(7)	30.2%
Investment funds managed by affiliates of Apollo Global Management, LLC	5,415,812	(8)	15.7%
Investment funds affiliated with Strategic Value Partners, LLC	10,165,428	(9)	29.5%
All current directors and executive officers as a group (11 persons)	821,046		10.3%

*  Less than 1% of the outstanding shares of common stock.

(1)	Unless otherwise indicated, the business address of each beneficial owner identified is c/o Genco Shipping & Trading Limited, 299 Park Avenue, 12th Floor, New York, NY 10171.

(2)	Includes 14,808 restricted shares of our common stock granted on August 7, 2014, one-half of which vested on August 7, 2016 and the remainder of which will vest on August 7, 2017; 20,408 restricted shares of our common stock granted on February 17, 2016, which vest, if at all, in equal installments commencing on the first three anniversaries of November 15, 2015; warrants to purchase 2,653 shares issued to holders of our pre-reorganization common stock; and warrants to purchase common stock issued to Mr. Wobensmith under our 2014 Management Incentive Plan, which vested with respect to 57,049 shares of our common stock on August 7, 2015 and an additional 57,049 shares of our common stock on August 7, 2016.

(3)
Includes 1,266 restricted shares of our common stock granted on August 7, 2014, one-half of which vested on August 7, 2016 and the remainder of which will vest on August 7, 2017; warrants to purchase 190 shares issued to holders of our pre-reorganization common stock; and warrants to purchase common stock issued to Mr. Zafolias under our 2014 Management Incentive Plan, which vested with respect to 4,877 shares of our common stock on August 7, 2015 and an additional 4,877 shares of our common stock on August 7, 2016.

(4)
Includes 384 restricted shares of our common stock granted on August 7, 2014, one-half of which vested on August 7, 2016 and the remainder of which will vest on August 7, 2017; warrants to purchase 285 shares issued to holders of our pre-reorganization common stock; and warrants to purchase common stock issued to Mr. Adamo under our 2014 Management Incentive Plan, which vested with respect to 1,480 shares of our common stock on August 7, 2015 and an additional 1,480 shares of our common stock on August 7, 2016.

(5)	Does not include 1,569 shares which may be issuable in settlement of restricted stock units.

(6)	Includes warrants to purchase 474 shares issued to holders of our pre-reorganization common stock. Does not include 1,164 shares which may be issuable in settlement of restricted stock units.

(7)
Consists of 1,465,230 shares owned by Centerbridge Credit Partners, L.P., 2,660,346 shares owned by Centerbridge Credit Partners Master, L.P., 4,810,328 shares owned by Centerbridge Capital Partners II (Cayman), L.P., 35,214 shares owned by Centerbridge Capital Partners SBS II (Cayman), L.P., 242,235 shares owned by Centerbridge Special Credit Partners II, L.P. and 1,193,731 shares owned by Centerbridge Special Credit Partners II AIV IV (Cayman), L.P. Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Master, L.P. Centerbridge Credit Cayman GP Ltd. is the general partner of Centerbridge Credit Partners General Partner, L.P. and Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates II (Cayman), L.P. is the general partner of Centerbridge Capital Partners II (Cayman), L.P.  CCP II Cayman GP Ltd. is the general partner of Centerbridge Associates II (Cayman) L.P. and Centerbridge Capital Partners SBS II (Cayman), L.P.  Centerbridge Special Credit Partners General Partner II (Cayman), L.P. is the general partner of Centerbridge Special Credit Partners II AIV IV (Cayman), L.P. Centerbridge Special Credit Partners General Partner II (Cayman), L.P. is the general partner of Centerbridge Special Credit Partners II, L.P. CSCP II Cayman GP Ltd. is the general partner of Centerbridge Special Credit Partners General Partner II (Cayman), L.P. and Centerbridge Special Credit Partners II, L.P. Mark T. Gallogly and Jeffrey H. Aronson are the directors of Centerbridge Credit Cayman GP Ltd., CCP II Cayman GP Ltd. and CSCP II Cayman GP Ltd.

The business address of each of the entities and persons identified in this note is 375 Park Avenue, New York, New York 10152. The reported information is based upon the amendment to Schedule 13D filed by Centerbridge Partners, L.P. with the SEC on January 6, 2017.

Mr. Truong is a Senior Managing Director of Centerbridge Partners L.P., and Mr. Mahony is a Principal of Centerbridge Partners L.P., which is affiliated with the shareholders identified in this note. Messrs. Truong and Mahony disclaim beneficial ownership of such shares of common stock of Genco.

(8)
Consists of 399,651 shares owned by Apollo Centre Street Partnership, L.P., 18,575 shares owned by Apollo Franklin Partnership, L.P., 2,297,347 shares owned by Apollo Credit Opportunity Trading Fund III, 298,155 shares owned by AEC (Lux) S.à r.l., 511,890 shares owned by AES (Lux) S.à r.l., 206,258 shares owned by ANS U.S. Holdings Ltd., 1,262,956 shares owned by Apollo Special Opportunities Managed Account, L.P. and 420,976 shares owned by Apollo Zeus Strategic Investments, L.P. Apollo Centre Street Management, LLC serves as the investment manager for Apollo Centre Street Partnership L.P., and Apollo Franklin Management, LLC serves as the investment manager for Apollo Franklin Partnership, L.P. Apollo Credit Opportunity Fund III LP and Apollo Credit Opportunity Fund (Offshore) III LP serve as the general partners of Apollo Credit Opportunity Trading Fund III. Apollo Credit Opportunity Management III LLC serves as the investment manager for each of Apollo Credit Opportunity Fund III LP and Apollo Credit Opportunity Fund (Offshore) III LP. Apollo European Credit Management, L.P. serves as the investment manager for AEC (Lux) S.à r.l. and Apollo European Credit Management GP, LLC serves as the general partner of Apollo European Credit Management, L.P. Apollo European Strategic Management, L.P. serves as the investment manager for AES (Lux) S.à r.l., and Apollo European Strategic Management GP LLC serves as the general partner for Apollo European Strategic Management, L.P. Apollo SK Strategic Investments, L.P. is the sole member-manager of ANS U.S. Holdings Ltd. Apollo SK Strategic Management, LLC serves as the investment manager for Apollo SK Strategic Investments, L.P. Apollo SOMA Advisors, L.P. serves as the general partner of Apollo Special Opportunities Managed Account, L.P., and Apollo SOMA Capital Management, LLC serves as the general partner of Apollo SOMA Advisors, L.P. APH Holdings (DC), L.P. serves as the sole member and manager of Apollo SOMA Capital Management, LLC, and Apollo Principal Holdings IV GP, Ltd. serves as the general partner of APH Holdings (DC), L.P. Apollo SVF Management, L.P. serves as the investment manager of Apollo Special Opportunities Managed Account, L.P., and Apollo SVF Management GP, LLC serves as the general partner of Apollo SVF Management, L.P. Apollo Zeus Strategic Management, LLC serves as the investment manager for Apollo Zeus Strategic Investments, L.P. Apollo Capital Management, L.P. is the sole member and manager of Apollo Centre Street Management, LLC, Apollo Franklin Management, LLC, Apollo Credit Opportunity Management III LLC, Apollo European Credit Management GP, LLC, Apollo European Strategic Management GP, LLC, Apollo SK Strategic Management, LLC, Apollo SVF Management GP, LLC and Apollo Zeus Strategic Management, LLC. Apollo Capital Management GP, LLC is the general partner of Apollo Capital Management, L.P. Apollo Management Holdings, L.P. serves as the sole member and manager of Apollo Capital Management GP, LLC, and Apollo Management Holdings GP, LLC serves as the general partner of Apollo Management Holdings, L.P.

The address of each of Apollo Centre Street Partnership, L.P., Apollo Centre Street Management, LLC, Apollo Franklin Partnership, L.P., Apollo Credit Opportunity Trading Fund III, Apollo Credit Opportunity Fund III LP, Apollo Credit Opportunity Fund (Offshore) III LP, Apollo SK Strategic Investments, L.P., Apollo Special Opportunities Managed Account, L.P., Apollo SOMA Advisors, L.P., Apollo SOMA Capital Management, LLC, Apollo Principal Holdings II, L.P., Apollo Principal Holdings II GP, LLC, AEC (Lux) S.à r.l., AES (Lux) S.à r.l., ANS U.S. Holdings Ltd., Apollo Zeus Strategic Investments, L.P., Apollo Franklin Management, LLC, Apollo Credit Opportunity Management III LLC, Apollo European Credit Management L.P., Apollo European Credit Management, LLC, Apollo European Strategic Management, L.P., Apollo European Strategic Management LLC, Apollo SK Strategic Management, LLC, Apollo SVF Management, L.P., Apollo SVF Management GP, LLC, Apollo Zeus Strategic Management, LLC, Apollo Capital Management, L.P., Apollo Capital Management GP, LLC, Apollo Management Holdings, L.P. and Apollo Management Holdings GP, LLC is 9 W. 57th Street, 37th Floor, New York, NY 10019. The reported information is based upon the amendment to Schedule 13D filed by Apollo Management Holdings GP, LLC with the SEC on January 6, 2017.

Mr. Regan is an Operating Partner at Apollo Investment Consulting LLC, and Mr. Scheir is a Managing Director at Apollo Global Management, LLC, each of which is affiliated with the shareholders identified in this note. Messrs. Regan and Scheir disclaim beneficial ownership of such shares of common stock of Genco.

(9)
Consists of (i) 3,214,974 shares beneficially owned by Strategic Value Partners, LLC as the investment manager of Strategic Value Master Fund, Ltd. and (ii) 2,846,493 shares beneficially owned by SVP Special Situations III LLC as the investment manager of Strategic Value Special Situations Master Fund III, L.P., 809,032 shares beneficially owned by SVP Special Situations III-A LLC as the investment manager of Strategic Value Opportunities Fund, L.P. and 3,294,929 shares beneficially owned by SVP Special Situations II LLC as the investment manager of Strategic Value Special Situations Master Fund II, L.P. which may also be deemed to be beneficially owned by Strategic Value Partners, LLC as the managing member of each such investment manager entity.  Victor Khosla is the sole member of Midwood Holdings, LLC, which is the managing member of Strategic Value Partners, LLC and is also the indirect majority owner and control person of Strategic Value Partners, LLC, SVP Special Situations III LLC, SVP Special Situations III-A LLC and SVP Special Situations II LLC.

The address of each reporting person is c/o Strategic Value Partners, LLC, 100 West Putnam Avenue, Greenwich, CT 96830.  The reported information is based upon the amendment to Schedule 13D filed by

Strategic Value Partners, LLC with the SEC on January 6, 2017.

Mr. Brantl is a Managing Director at Strategic Value Partners, LLC and Mr. Majeske is a Director at Strategic Value Partners, LLC, which is affiliated with the shareholders identified in this note. Messrs. Brantl and Majeske disclaim beneficial ownership of such shares of common stock of Genco.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Aegean Marine Petroleum Network, Inc.

Genco has entered into agreements with Aegean Marine Petroleum Network, Inc. (“Aegean”) to purchase lubricating oils for certain vessels in their fleets.  Peter C. Georgiopoulos, who served as Chairman of the Board of Genco until October 13, 2016, is Chairman of the Board of Aegean.  During the year ended December 31, 2016, Aegean supplied lubricating oils to Genco’s vessels aggregating approximately $1,188,000.  At December 31, 2016, $0 remained outstanding to Aegean.

Transactions with MEP

We formerly provided technical services for drybulk vessels purchased by Maritime Equity Partners LLC (“MEP”) under an agency agreement between us and MEP.  These services included oversight of crew management, insurance, drydocking, ship operations and financial statement preparation, but did not include chartering services.  The services were initially provided for a fee of $750 per ship per day plus reimbursement of out-of-pocket costs and were provided for an initial term of one year.  Our arrangement with MEP was approved by an independent committee of our Board of Directors.  On September 30, 2015, under the oversight of an independent committee of our Board of Directors, Genco Management (USA) Limited and MEP entered into certain agreements under which MEP paid $2.2 million of the amount of service fees in arrears (of which $0.3 million was paid in 2016 by the new owners of five of the MEP vessels sold in January 2016 as described below) and the daily service fee was reduced from $750 to $650 per day effective on October 1, 2015.  During January 2016 and the three months ended September 30, 2016, five and seven of MEP’s vessels, respectively, were sold to third parties,  upon which these vessels were no longer subject to the agency agreement.  Based upon the September 30, 2015 agreement, termination fees were due in the amount $0.3 million and $0.8 million, respectively, which was assumed by the new owners of the MEP vessels that were sold.  The amount of these termination fees has been paid in full.  The daily service fees earned for the year ended December 31, 2016 have been paid in full.  As of December 31, 2016, all MEP vessels had been sold and the entities which owned those vessels had been dissolved.

Other Transactions

Prior to 2016, Genco had incurred legal services (primarily in connection with vessel acquisitions) from Constantine Georgiopoulos, the father of Peter C. Georgiopoulos, former Chairman of the Board. While Genco did not incur any such legal services in 2016, at December 31, 2016, approximately $10,000 was outstanding to Constantine Georgiopoulos.

Review and Approval of Transactions with Related Persons

In April 2007, Genco’s Board adopted a policy and procedures for review, approval and monitoring of transactions involving Genco and “related persons” (generally, directors and executive officers, director nominees, shareholders owning five percent or greater of any class of Genco’s voting securities, immediate family members of the foregoing).  The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) and will be applied to any such transactions proposed after its adoption.

Related person transactions must be approved by the Board or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of Genco.  In considering the transaction, the Board or committee will consider all relevant factors, including as applicable (i) the related person’s interest in the transaction; (ii) the approximate dollar value of the amount involved in the transaction; (iii) the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss; (iv) Genco’s business rationale for entering into the transaction; (v) the alternatives to entering into a related person transaction; (vi) whether the transaction is on terms no less favorable to Genco than terms that could have been reached with an unrelated third party; (vii) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; (viii) the overall fairness of the transaction to Genco; and (ix) any other information regarding the transaction or the related person in the context of the merger that would be material to investors in light of the circumstances of the particular transaction.  If a director is involved in the transaction, he or she will not cast a vote regarding the transaction.

SHAREHOLDER PROPOSALS

Shareholder proposals to be presented at the 2018 Annual Meeting of Shareholders must be received by Genco at its offices in New York, New York, addressed to the Secretary, not later than December 25, 2017, if the proposal is submitted for inclusion in Genco’s proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act, or not earlier than December 18, 2017 and not later than January 17, 2018 if the proposal is submitted pursuant to Genco’s By-Laws.  Such proposals must comply with Genco’s By-Laws and the requirements of Regulation 14A of the Exchange Act.

In addition, Rule 14a-4 of the Exchange Act governs Genco’s use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to Genco’s 2018 Annual Meeting of Shareholders, if Genco is not provided notice of a shareholder proposal on or after December 18, 2017, but not later than January 17, 2018, Genco will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, Genco’s executive officers and directors and persons who own more than 10% of a registered class of Genco’s equity securities, or 10% holders, are required to file with the Securities and Exchange Commission reports of their ownership of, and transactions in, Genco’s common stock. Based solely on a review of copies of such reports furnished to Genco, and written representations that no reports were required, Genco believes that during the fiscal year ended December 31, 2016 its executive officers, directors, and 10% holders complied with the Section 16(a) requirements except that Form 4s of funds or related entities managed by Centerbridge Partners, L.P. or its affiliates  reporting the purchase of Series A Preferred Stock of Genco were filed late.

ANNUAL REPORT ON FORM 10-K

Genco will provide without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2017 (without the exhibits attached thereto) to any person who was a holder of Genco common stock on the Record Date. Requests for the Annual Report on Form 10-K should be made in writing, should state that the requesting person held Genco common stock on the Record Date and should be submitted to John C. Wobensmith, President and Secretary of Genco, at 299 Park Avenue, 12th Floor, New York, New York 10171.

CHARITABLE CONTRIBUTIONS

During fiscal years 2014, 2015, and 2016, the Company did not make any contributions, to any charitable organization in which an independent director served as an executive officer, which exceeded the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

OTHER MATTERS

At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Wobensmith
President and Chief Executive Officer

Dated: April 24, 2017

Annex A

GENCO SHIPPING & TRADING LIMITED
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

ARTICLE I
General

1.1          Purpose

The Genco Shipping & Trading Limited Amended and Restated 2015 Equity Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”) depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture).

1.2          Administration

(a)           Administration by Board of Directors.  The Plan shall be administered by the Company’s Board of Directors (the “Board of Directors” or “Board”).  The term “Administrator” shall refer to the Board or any committee or person to whom the Board has delegated its authority pursuant to Section 1.2(d) hereof.

(b)           Administrator’s Authority. The Administrator shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Award Agreements executed pursuant to Section 2.1, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan and (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(c)            Administrator Action.  Actions of the Administrator shall be taken by the vote of a majority of its members.  Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.

(d)           Deemed Delegation to Committee.  To the extent permitted by law and except when the Company’s Board of Directors elects to act as the Administrator or to delegate its responsibilities and powers to another person or persons, the Board of Directors shall be deemed to have delegated its all of its responsibilities and powers under the Plan, other than the authority to amend or terminate the Plan, to the Compensation Committee of the Board of Directors or

such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the “Committee”).  The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.  While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan.  For purposes of the foregoing, a “Qualified Member” is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).

(e)           Determinations Final.  The Administrator shall act in its sole discretion with respect to all matters relating to the Plan and any Award Agreement, and the determination of the Administrator on all such matters shall be final, binding and conclusive.

(f)            Limit on Administrator’s Liability.  Neither the Administrator nor any member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3          Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, administrative and professional employees of and consultants to the Company,  a Company subsidiary or a Company joint venture, (collectively, “key persons”) as the Administrator shall select, in each case to the extent permitted under Form S-8 under the 1934 Act, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.  The Administrator may from time to time, determine that any key person shall be ineligible to receive awards under the Plan.

1.4         Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) stock options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units and (f) unrestricted stock, all as more fully set forth in Article II. The term “award” means any of the foregoing.

1.5          Shares Available for Awards

(a)           Aggregate Number of Shares.  As originally adopted, the Plan provided for the issuance of up to 4,000,000 shares of common stock of the Company (“Common Stock”), subject to Section 3.6(a), which was adjusted to 400,000 shares as a result of the Company’s 1-for-10 reverse stock split on July 7, 2016. Pursuant to the amendment and restatement of the Plan, subject to Section 3.6(a), awards under the plan may be granted with respect to an aggregate of 2,750,000 shares of Common Stock.  Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company’s treasury or Common Stock acquired by the Company for the purposes of the Plan.

(b)           Certificate Legends. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares, and if such shares are in book entry form, that they be subject to electronic coding or stop order reflecting the applicable restrictions.

(c)           Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.6(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.6(e); and any shares in respect of which a stock appreciation right or restricted stock unit award is settled for cash.

(d)           Individual Limit.  Except for the limits set forth in this Section 1.5(d) and in Section 1.5(e), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Administrator may make awards to any key person. Subject to adjustment as provided in Section 3.6(a), at such time as the Company shall be subject to United States income tax, the total number of shares of Common Stock with respect to which awards may be granted to any key person during any one calendar year shall not exceed 1,000,000 shares.  Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in the same calendar year count against such limit for that year even after their cancellation.

(e)           Director Limit.  Subject to adjustment as provided in Section 3.6(a), the total number of shares of Common Stock with respect to which awards may be granted to any non-employee director of the Company during any one calendar year shall not exceed 500,000 shares.

1.6          Definitions of Certain Terms

(a)           The term “cause” in connection with a termination of employment or other service for cause shall mean:

(i)            with respect to a member of the Board, cause shall consist of those acts or omissions that would constitute “cause” under the by-laws of the Company, as they may be amended from time to time;

(ii)          with respect to an employee or consultant, to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, or the in the case of a member of the Board, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement or document; and otherwise,

(iii)         the occurrence of any one or more of the following:

(A)	any failure by the grantee substantially to perform the grantee’s employment or other duties;

(B)	any excessive unauthorized absenteeism by the grantee;

(C)	any refusal by the grantee to obey the lawful orders of the Board or any other person or Administrator to whom the grantee reports;

(D)	any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

(E)	any act by the grantee that is inconsistent with the best interests of the Company;

(F)	the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(G)
the grantee’s unauthorized (I) removal from the premises of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or clients of the Company or an affiliate or (II) disclosure to any person or entity of any of the Company’s, or its affiliates’ confidential or proprietary information;

(H)	the grantee’s commission of any felony, or any other crime involving moral turpitude; and

(I)	the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause shall be made by the Administrator, which determination shall be final, binding and conclusive on all parties.  If, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Administrator may deem such grantee’s employment to have been terminated for cause.  A grantee’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(b)           The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)           The term “director” shall mean a member of the Board, a member of the board of directors of any subsidiary of the Company and a member of the governing body of any subsidiary of the Company that is a partnership, limited liability company or other form of entity.

(d)           The term “employment” and “employed” shall be deemed to mean an employee’s employment with, or a consultant’s provision of services to, the Company or any Company subsidiary and each director’s service as a director.

(e)           The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange, as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day.  Notwithstanding the foregoing, if deemed necessary or appropriate by the Board, the Fair Market Value of a share of Common Stock on any day shall be determined by the Board.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

(f)            A grantee shall be deemed to have terminated employment upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company, any Company subsidiary, any Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee’s award in a transaction to which section 424(a) of the Code applies (a “424 Corporation”); or (ii) the date the grantee ceases to be a Board member or a member of the board of directors of a 424 Corporation, provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant and a Board member, or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company, any Company subsidiary, any Company joint venture, or any 424 Corporation, the grantee shall be deemed to have a “termination of employment” upon the later of the dates determined pursuant to subparagraphs (i) and (ii) above.  The Administrator may determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

ARTICLE II
Awards Under The Plan

2.1          Agreements Evidencing Awards

Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate or agreement (together with any written amendments or modifications thereto, an “Award Agreement”) which shall contain such provisions as the Administrator may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2          Grant of Stock Options, Stock Appreciation Rights and Dividend Equivalent Rights

(a)           Stock Option Grants. The Administrator may grant stock options (“options”) to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan.  Options granted under the Plan shall not be incentive stock options within the meaning of Section 422 of the Code.

(b)           Stock Appreciation Right Grants; Types of Stock Appreciation Rights. The Administrator may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

(c)           Nature of Stock Appreciation Rights. The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over an amount determined by the Administrator, which may not be less than the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise) or both, all as the Administrator shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

(d)           Option Exercise Price. Each Award Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the applicable option. The option exercise price shall be determined by the Administrator in its sole discretion; provided, however, that the option exercise price per share shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

(e)           Exercise Period.

 (i)                       The Administrator shall determine the periods during which an option or stock appreciation right shall be exercisable, whether in whole or in part. The Administrator may provide that a stock option or stock appreciation right will be automatically exercised on specific dates or upon the occurrence of a specified event.

(ii)                       Unless the applicable Award Agreement provides otherwise, the following terms shall apply:

(A)         An option or stock appreciation right shall become exercisable with respect to a number of shares as close as possible to 25% of the shares subject to such option or stock appreciation right on each of the first four anniversaries of the date of grant.  A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

(B)          The option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

(C)          The option or stock appreciation right shall remain exercisable until the earlier of (I) the tenth anniversary of the date of grant or (II) the expiration, cancellation or termination of the award, as set forth in Section 2.4 or otherwise.

2.3          Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

(a)           Notice of Exercise. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Administrator shall in its sole discretion prescribe.

(b)           Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made by one or more of the following methods: (i) certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent); (ii) with the consent of the Administrator, delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price; or (iii) at the sole discretion of the Administrator and to the extent permitted by law and consistent with the terms of the Plan, such other provision as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

(c)           Delivery of Certificates Upon Exercise. Promptly after receiving payment of the full option exercise price or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised or shall establish an account evidencing ownership of such shares in uncertificated form. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company, or its exchange agent as the case may be, to deliver the stock certificate(s) to the grantee’s stockbroker.

(d)           Investment Purpose and Legal Requirements.  Notwithstanding the foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such option (i) to represent in writing to the Company that it is the optionee’s then intention to acquire the shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company.  The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

(e)           No Shareholder Rights. No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares or the establishment of an account to record such stock ownership in uncertificated form. Except as otherwise provided in Section 3.6(a), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued or such account is established.

2.4         Termination of Employment; Death Subsequent to a Termination of Employment

Except to the extent otherwise provided by the Administrator in an Award Agreement, the following rules shall apply to options and stock appreciation rights in the event of the grantee’s termination of employment.

(a)           General Rule.  Except to the extent otherwise provided in this Section 2.4 or in Section 3.7(b)(ii), a grantee whose employment terminates may exercise any outstanding option or stock appreciation right (i) only to the extent that the award was exercisable on (or became exercisable in connection with) the effective date of the termination of employment and (ii) only during the three-month period following the termination of employment, but in no event after the original expiration date of the award.  The option or stock appreciation right, to the extent not exercisable on the effective date of the termination of employment or not exercised during the three-month period following the termination of employment, shall terminate.

(b)           Termination for Cause; Resignation. If a grantee’s employment is terminated for cause or the grantee resigns without the Company’s prior consent, all options and stock appreciation rights not theretofore exercised shall terminate as of the commencement of business on the effective date of the grantee’s termination of employment.

(c)           Retirement.  If the Administrator so determines, a grantee who retires (as defined below) may exercise any outstanding option or stock appreciation right pursuant to its terms, without any earlier expiration of the award.  For this purpose “retirement” shall mean a grantee’s termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company, as applicable, (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.

(d)           Disability.  A grantee whose employment terminates by reason of a disability (as defined below), may exercise any outstanding option or stock appreciation right (i) only to the extent that the award was exercisable on (or became exercisable in connection with) the effective date of the termination of employment and (ii) only during the one-year period following the termination of employment, but in no event after the original expiration date of the award.  The option or stock appreciation right, to the extent not exercisable on the effective date of the termination of employment or not exercised during the one-year period following the termination of employment, shall terminate.  For this purpose “disability” shall mean any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Administrator.

(e)           Death.

(i)                        Termination of Employment as a Result of Grantee’s Death. If a grantee dies while employed, then any outstanding option or stock appreciation right shall continue to be exercisable pursuant to its terms, without any earlier expiration of the award.

(ii)                       Death Subsequent to a Termination of Employment. If a grantee dies subsequent to terminating employment but prior to the expiration of a stock option or a stock appreciation right (as provided by paragraphs (a), (c), or (d) above), the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee’s death or (B) the original expiration date of the award.  The option or stock appreciation right, to the extent not exercised during the one-year period following death, shall terminate.

(iii)                      Restrictions on Exercise Following Death. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 hereof.

2.5         Transferability of Options and Stock Appreciation Rights

Except as otherwise provided in an applicable Award Agreement evidencing an option or stock appreciation right, during the lifetime of a grantee each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Administrator, in any applicable Award Agreement evidencing an option or a stock appreciation right, may permit a grantee to transfer all or some of the options or stock appreciation rights, as applicable, to (A) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator in its sole discretion, except that no such transfer may be for consideration. Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.6          Grant of Restricted Stock

(a)           Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of restricted stock shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of an Award Agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Administrator and in accordance with the Marshall Islands Business Corporations Act.

(b)           Issuance of Stock Certificate(s). Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.6; (ii) in the Administrator’s sole discretion, to a requirement that any dividends paid on such shares shall be held by the Company or another custodian designated by the Company until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.

(c)           Custody of Stock Certificate(s). Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company or another custodian designated by the Company until such shares are free of any restrictions specified in the applicable Award Agreement. The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability, and if such shares are in book entry form, that they be subject to electronic coding or stop order reflecting the applicable restrictions.

(d)           Nontransferability/Vesting. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the achievement of performance goals or other conditions or a combination of such conditions) on which the nontransferability of the restricted stock shall lapse.

(e)           Consequence of Termination of Employment.  Except as may be otherwise provided by the Administrator in an Award Agreement or otherwise, a grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that did not vest prior to, and do not vest on account of, such termination of employment.  All dividends paid on such shares also shall be forfeited, whether by termination of any arrangement under which such dividends are held, by the grantee’s repayment of dividends he received directly, or otherwise, unless the Administrator determines otherwise.

2.7          Grant of Restricted Stock Units

(a)           Restricted Stock Unit Grants. The Administrator may grant restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan. A grantee of a restricted stock unit shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of an Award Agreement in such form as the Administrator shall determine. A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock or, in the sole discretion of the Administrator, the Fair Market Value of a share, on a date specified in the Award Agreement.  If no date is specified, the grantee shall receive such share or value on the date that the restricted stock unit vests.

(b)           Vesting/Nontransferability.  The Administrator shall specify at the time of grant the date or dates (which may depend upon or be related to a period of continued employment with the Company, the achievement of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest.  Restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in the applicable Award Agreement.

(c)           Consequence of Termination of Employment. Except as may otherwise be provided by the Administrator in an Award Agreement or otherwise, a grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all restricted stock units that did not vest prior to, and do not vest on account of, such termination of employment.

(d)          Shareholder Rights.  The grantee of a restricted stock unit will have the rights of a stockholder only as to shares for which, pursuant to the award, a stock certificate has been issued or an account has been established evidencing ownership of the stock in uncertificated form, and not with respect to any other shares subject to the award.

2.8          Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9          Dividend Equivalent Rights.

The Administrator may in its sole discretion include in any Award Agreement with respect to an option, stock appreciation right or restricted stock unit, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Administrator shall determine whether such payments shall be made in cash or in shares of Common Stock, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate.

ARTICLE III
Miscellaneous

3.1          Amendment of the Plan; Modification of Awards

(a)           Amendment of the Plan.

(i)                        General.  Subject to Section 3.1(a)(ii), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the grantee under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent the grantee from being subject to tax with respect to an award under section 409A of the Code shall not be considered to materially impair any rights of any grantee.

(ii)                       Shareholder Approval Requirement.  Shareholder approval shall be required with respect to any amendment to the Plan (i) that increases the aggregate number of shares which may be issued under the Plan; (ii) to the extent required by applicable law or stock exchange rules or (iii) to the extent that the Board determines that stockholder approval is desirable or necessary.

(b)           Modification of Awards.  The Administrator may cancel any award under the Plan.  Subject to the limitations in this Section 3.1(b), the Administrator also may amend any outstanding award and the applicable Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or (iii) waive or amend the operation of Section 2.4 with respect to the termination of the award upon termination of employment; provided however, that the Committee may not (w) lower the exercise price of an outstanding option or stock appreciation right, (x) cancel an option or stock appreciation right in exchange for a new option or stock appreciation right with a lower exercise price, (y) cancel an option or stock appreciation right in exchange for a different type of award under the Plan that has a value that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price or (z) authorize the payment of cash in lieu of the exercise of an option or stock appreciation right in an amount that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price.  However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.6 or 3.7(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2          Consent Requirement

(a)           No Plan Action without Required Consent. If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)           Consent Defined. The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3          Nonassignability

Except as otherwise provided in the Plan, (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution, in accordance with the terms of such awards and to the extent not forfeited upon death; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.4          Requirement of Notification of Election Under Section 83(b) of the Code

If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service and provide a copy of such election to the Company, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5         Withholding Taxes

(a)           Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b)           Delivery of Common Stock. Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.6          Adjustment Upon Changes in Common Stock

(a)           Corporate Events.  In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, consolidation, combination or exchange of shares or similar corporate change (collectively referred to as “corporate events”), the Administrator shall make the following adjustments, subject to Sections 3.6(b) and (c):

(i)                        Shares Available for Grants.  The maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), and the individual limits described in Sections 1.5(d) and 1.5(e), shall be appropriately adjusted by the Administrator.  In the event of any change in the number of shares of Common Stock outstanding by reason of any event or transaction other than a corporate event, the Administrator may, but need not, adjust the maximum number of shares of

Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), and the individual limits described in Sections 1.5(d) and 1.5(e), with respect to the number and class of shares of Common Stock, in each case as the Administrator may deem appropriate.

(ii)                       Restricted Stock.  Unless the Administrator in its sole discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock as a result of a corporate event will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or another custodian designated by the Company.

(iii)                      Restricted Stock Units.  The Administrator shall adjust outstanding grants of restricted stock units to reflect any corporate event as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.

(iv)                      Options, Stock Appreciation Rights and Dividend Equivalent Rights.  Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock or a change in the class of shares of Common Stock resulting from a corporate event or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number or class of shares of Common Stock subject to each outstanding option and stock appreciation right, the exercise price-per-share of Common Stock of each such option and stock appreciation right and the number of any related dividend equivalent rights.

(b)           Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights – Certain Mergers.  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option, stock appreciation right, restricted stock unit and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option, stock appreciation right, restricted stock unit or dividend equivalent right would have received in such merger or consolidation.

(c)           Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights -- Certain Other Transactions.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Administrator shall, in its sole discretion, have the power to:

(i)                        cancel, effective immediately prior to the occurrence of such event, each option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then vested or exercisable), and, in full consideration of such cancellation, pay to the grantee (A) to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Administrator in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right, provided, however, that if the exercise price of any such option or stock appreciation right exceeds such value, the option or stock appreciation right shall be cancelled without any consideration; and (B) to whom such restricted stock unit was granted, for each share of Common Stock subject to such award, the value, as determined by the Administrator in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event; or

(ii)                       provide that each option and stock appreciation right outstanding immediately prior to such event (whether or not otherwise vested and exercisable) (a) may be exercised a period of not less than 30 days prior to the occurrence of such event and (b) shall expire upon the occurrence of such event, and cancel, effective immediately prior to the occurrence of such event, each restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the grantee to whom such restricted stock unit was granted, for each share of Common Stock subject to such award, the value, as determined by the Administrator in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event; or

(iii)                      provide, in a manner consistent with Section 409A of the Code, for the exchange of each option, stock appreciation right and restricted stock unit (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on, stock appreciation right, restricted stock unit and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received and, incident thereto, make an equitable adjustment as determined by the Administrator in its sole discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock unit or dividend equivalent right or, if the Administrator so determines in its sole discretion, provide for a cash payment to the grantee to whom such option, stock appreciation right or restricted stock unit was granted in partial consideration for the exchange of the option, stock appreciation right or restricted stock unit.

(d)           Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights -- Other Changes.  In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.6(a), (b) or (c) hereof, the Administrator may, in its sole discretion and in a manner consistent with Section 409A of the Code, make such adjustments in the number and class of shares or other property subject to options, stock appreciation rights, restricted stock units and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Administrator may consider appropriate to prevent dilution or enlargement of rights.  In addition, if and to the extent the Administrator, in its sole discretion, determines it is appropriate, the Administrator may elect to cancel each or any option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such award was granted an amount in cash, (A) for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right and (B) for each share of Common Stock subject to such restricted stock unit, equal to the Fair Market Value of Common Stock on the date of such cancellation.  In the event of any such cancellation, any option or stock appreciation right for which the exercise price of such option or stock appreciation right exceeds the Fair Market Value of Common Stock on the date of such cancellation, such option or stock appreciation right shall be cancelled without any consideration.

(e)           No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

3.7          Change in Control

(a)           Change in Control Defined. For purposes of this Section 3.7 and, unless the applicable Award Agreement provides otherwise, for each award granted after the effective date of the amendment and restatement of the Plan, “Change in Control” shall mean the occurrence of any of the following:

(i)                        any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a “Person”) (other than  (A) Apollo Global Management LLC, Centerbridge Partners L.P., and Strategic Value Partners, LLC; their respective Affiliates; and their respective funds, managed accounts, and related entities managed by any of them or their respective Affiliates, or wholly-owned subsidiaries of the foregoing, but not including, however, any of their operating portfolio companies; and any group of the foregoing; where “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person, and a Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise  (each, an “Excluded Person”), (B) the Company, (C) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, (D) any company or entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company or (E) pursuant to a transaction or series of transactions in which the holders of the securities entitled to vote generally in the election of directors to the Board of

Directors (the “Voting Securities”) of the Company outstanding immediately prior thereto, continue to retain or represent, directly or indirectly, (either by remaining outstanding or by being converted into Voting Securities of the surviving entity), more than 50% of the combined voting power of the Voting Securities of the Company, such surviving entity or any ultimate parent thereof outstanding immediately following such transaction or series of transactions (an “Exempt Transaction”)), becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding Voting Securities; or

(ii)                       the sale of all or substantially all of the Company’s assets in one or more related transactions within a 12-month period to any person, other than such a sale to (x) a subsidiary of the Company which does not involve a change in the equity holdings of the Company, (y) an Excluded Person, or (z) any company or entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company; or

(iii)                      any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty percent (50%) of the aggregate voting power of the Voting Securities.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred if an Excluded Person has the ability to appoint a majority of the members of the Board of Directors.

Notwithstanding the foregoing, for each award subject to Section 409A of the Code, a Change in Control shall be deemed to occur under this Plan with respect to such award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(b)           Effect of a Change in Control. Unless the Administrator provides otherwise in an Award Agreement, upon the occurrence of a Change in Control, notwithstanding any other provision of this Plan:

(i)                        to the extent permitted by law, the Administrator may, in its sole discretion, amend any Award Agreement in such manner as it deems appropriate;

(ii)                       if a grantee who incurs a termination of employment for any reason, other than for cause or a voluntary termination by the grantee (other than a voluntary termination for “Good Reason”, to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company which contains a definition of such term and as defined in such agreement), concurrent with or within one year following the Change in Control:

(A)         any award to such grantee then outstanding shall become fully vested and any award in the form of an option or stock appreciation right shall be immediately exercisable; and

(B)          such grantee may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date (including to the extent vested due to such termination of employment), until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the applicable Award Agreement or the terms of Section 2.4 without reference to this Section 3.7(b)(ii) and (y) the first anniversary of the grantee’s termination of employment.

(c)           Miscellaneous.  Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.7 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.8          Limitations Imposed by Section 162(m)

Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Administrator determines the Company’s United States federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Administrator may take the following actions:

(a)           With respect to options, stock appreciation rights or dividend equivalent rights, the Administrator may delay the exercise or payment, as the case may be, in respect of such options, stock appreciation rights or dividend equivalent rights until a date that is within 30 days after the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code. In the event that a grantee exercises an option, stock appreciation right or would receive a payment in respect of a dividend equivalent right at a time when the grantee is a 162(m) covered employee, and the Administrator determines to delay the exercise or payment, as the case may be, in respect of any such award, the Administrator shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Administrator may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

(b)           With respect to restricted stock, unrestricted stock or restricted stock units, the Administrator may require the grantee to surrender to the Administrator any certificates with respect to restricted stock and unrestricted stock and agreements with respect to restricted stock units, in order to cancel the awards of such restricted stock, unrestricted stock and restricted stock units (and any related dividend equivalent rights). In exchange for such cancellation, the Administrator shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Common Stock subject to such awards. The amount credited to the book account shall be paid to the grantee within 30 days after the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Administrator may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

3.9          Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his employment or affect any right which the Company may have to terminate such employment or change the terms of such employment.

3.10       Nature of Payments

(a)           Consideration for Services Performed. Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

(b)           Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

3.11       Deferred Compensation

The Plan is intended to comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly.  Notwithstanding anything else herein to the contrary, any payment scheduled to be made to a grantee after the grantee’s termination of employment shall not be made until the date six months after the date of the termination of employment, to the extent necessary to comply with Code Section 409A(a)(B)(i) and applicable Treasury Regulations.  Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.

3.12       Non-Uniform Determinations

The Administrator’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(f).

3.13       Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.14       Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.15       Effective Date and Term of Plan

The Plan was initially adopted by the Board on June 26, 2015. The Board amended and restated the Plan on March 23, 2017, subject to approval of the Company’s stockholders.  If the amendment and restatement is not approved by the Company’s stockholders, the amendment and restatement as to Section 1.5(a) shall be null and void.

3.16       Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.17       Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

 GENCO SHIPPING & TRADING LIMITED 299 PARK AVENUE 12TH FLOOR NEW YORK, NY 10171 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Genco Shipping & Trading Limited in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E29297-P91716 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) in the line below ______________________________________ Genco Shipping & Trading Limited The Board of Directors recommends you vote FOR Items 1, 2 and 3. Vote on Directors For All  Withhold All  For All Except  1. Election of Directors Nominees: 01) Arthur L. Regan 02) John Brantl 03) James G. Dolphin 04) Kathleen C. Haines 05) Kevin Mahony 06) Christoph Majeske 07) Basil G. Mavroleon 08) Jason Scheir 09) Bao D. Truong Vote on Proposals For Against Abstain 2. Approval of an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock available for awards under the plan to 2,750,000 shares.    3. Ratification of the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2017.    NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address change/comments, mark here. (see reverse for instructions)  Please indicate if you plan to attend this meeting.   Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full titles as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Company’s Notice and Proxy Statement for the 2017 Annual Meeting of Shareholders and its 2016 Annual Report to Shareholders are available at www.proxyvote.com. E29298-P91716 GENCO SHPPING & TRADING LIMITED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS MAY 17, 2017 The shareholder(s) hereby appoint(s) John C. Wobensmith and Apostolos Zafolias, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Genco Shipping & Trading Limited that the shareholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on May 17, 2017, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY, and any adjournment or postponement thereof, with all the powers the shareholders would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side